Exhibit 3

This presentation contains forward-looking statements within the meaning of the U.S. federal securities laws. CEMEX, S.A.B. de C.V. and its direct and indirect subsidiaries (“CEMEX”) intends these forward-looking statements to be covered by the safe harbor provisions for forward-looking statements in the U.S. federal securities laws. In some cases, these statements can be identified by the use of forward-looking words such as “may,” “should,” “could,” “anticipate,” “estimate,” “expect,” “plan,” “believe,” “predict,” “potential” and “intend” or other similar words. These forward-looking statements reflect CEMEX’s current expectations and projections about future events based on CEMEX’s knowledge of present facts and circumstances and assumptions about future events. These statements necessarily involve risks and uncertainties that could cause actual results to differ materially from CEMEX’s expectations. Some of the risks, uncertainties and other important factors that could cause results to differ, or that otherwise could have an impact on CEMEX or its subsidiaries, include the cyclical activity of the construction sector; CEMEX’s exposure to other sectors that impact CEMEX’s business, such as the energy sector; competition; general political, economic and business conditions in the markets in which CEMEX operates; the regulatory environment, including environmental, tax, antitrust and acquisition-related rules and regulations; CEMEX’s ability to satisfy CEMEX’s obligations under its material debt agreements, the indentures that govern CEMEX’s senior secured notes and CEMEX’s other debt instruments; expected refinancing of existing indebtedness; the impact of CEMEX’s below investment grade debt rating on CEMEX’s cost of capital; CEMEX’s ability to consummate asset sales, fully integrate newly acquired businesses, achieve cost-savings from CEMEX’s cost-reduction initiatives and implement CEMEX’s global pricing initiatives for CEMEX’s products; the increasing reliance on information technology infrastructure for CEMEX’s invoicing, procurement, financial statements and other processes that can adversely affect operations in the event that the infrastructure does not work as intended, experiences technical difficulties or is subjected to cyber-attacks; weather conditions; natural disasters and other unforeseen events; and the other risks and uncertainties described in CEMEX’s public filings. Readers are urged to read these presentations and carefully consider the risks, uncertainties and other factors that affect CEMEX’s business. The information contained in these presentations is subject to change without notice, and CEMEX is not obligated to publicly update or revise forward-looking statements. Readers should review future reports filed by CEMEX with the U.S. Securities and Exchange Commission. Unless the context indicates otherwise, all references to pricing initiatives, price increases or decreases, refer to CEMEX’s prices for CEMEX’s products. UNLESS OTHERWISE NOTED, ALL FIGURES ARE PRESENTED IN DOLLARS, BASED ON INTERNATIONAL FINANCIAL REPORTING STANDARDS, AS APPLICABLE Copyright CEMEX, S.A.B. de C.V. and its subsidiaries

3Q15 results highlights During the quarter, operating EBITDA increased by 5% on a like-to-like basis mainly due to higher contributions from Mexico, the U.S., and the Northern Europe and Asia regions Free cash flow after maintenance capital expenditures increased by 25% during the quarter Millions of US dollars 2015 2014 % var l-t-l % var 2015 2014 % var l-t-l % var Net sales 10,722 11,549 (7%) 6% 3,651 4,014 (9%) 5% Gross profit 3,540 3,637 (3%) 10% 1,240 1,368 (9%) 5% Operating earnings before other expenses, net 1,265 1,195 6% 21% 439 479 (8%) 9% Operating EBITDA 1,974 2,003 (1%) 11% 677 749 (10%) 5% Free cash flow after maintenance capex 292 (44) N/A 436 349 25% January - September Third Quarter

Components of our business strategy which have allowed us to mitigate currency fluctuations in our different businesses Cost structure in many countries in which we operate with a high local-currency component Continued focus on extracting operating efficiencies from our business Favorable supply-demand dynamics supportive of higher prices for our three core products in most of our markets Year-to-date price increases on a consolidated basis—adjusted for the impact of variable costs and freight rate increases—have offset slightly more than half of the effect of currency fluctuations Impact of currency fluctuations on our business

Highest consolidated year-to-date cement volumes since 2008 Highest year-to-date operating EBITDA margin since 2009, despite adverse FX movements Highest year-to-date free-cash-flow generation after maintenance capex since 2009 Record-low level of working capital days year to date Signed agreements to divest our operations in Austria, Hungary, and Croatia, as well as in other countries, for approximately €391 million Announced year-to-date asset sales amount to about US$620 million Successfully completed refinancing of our 2012 Facilities Agreement Reduction in total debt of US$710 million from December levels 3Q15 achievements

Consolidated volumes and prices During the quarter, higher year-over-year cement and ready-mix volumes in the U.S. and the Mediterranean and Asia regions, and higher aggregates volumes in the U.S. and Asia region Achieved record-high cement volumes year to date in the Philippines and Nicaragua, as well as record ready-mix volumes in the Dominican Republic, Guatemala, Israel, and Egypt Quarterly and year-to-date increases in consolidated prices for our three core products on a like-to-like basis 1 Like-to-like volumes adjusted for investments/divestments and, in the case of prices, foreign-exchange fluctuations 9M15 vs. 9M14 3Q15 vs. 3Q14 3Q15 vs. 2Q15 Volume (l-t-l 1 ) 2% 0% (0%) Price (USD) (7%) (8%) (2%) Price (l-t-l 1 ) 4% 5% 0% Volume (l-t-l 1 ) 3% 2% (0%) Price (USD) (6%) (6%) 0% Price (l-t-l 1 ) 4% 4% 0% Volume (l-t-l 1 ) 0% (0%) 2% Price (USD) (5%) (5%) (1%) Price (l-t-l 1 ) 4% 4% (2%) Aggregates Domestic gray cement Ready mix

Third Quarter 2015 Regional Highlights

Mexico Decrease in our year-over-year cement and ready-mix volumes mainly reflects our value-before-volume strategy and focus on profitability Quarterly prices for our three core products in local-currency terms higher both sequentially and on a year-over-year basis Demand from the industrial-and-commercial sector increased during the quarter, in line with improved retail sales and general commercial activity The formal residential sector slowed down from a very strong 1H15; this sector is expected to grow during 2015 In the infrastructure sector, there was a slowdown in investment during 3Q15

United States Higher cement volumes during the quarter despite poor weather and slowdown in the energy sector; excluding oil-well cement and related activities, cement volumes increased 8% Ready-mix volumes increased 12% during the quarter on a like-to-like basis, adjusting for the acquisition of ready-mix plants in California during 1Q15 Growth in quarterly and year-to-date prices in cement and ready mix; sequentially, ready-mix prices increased 2%, while cement prices remained stable Housing permits in our four key states—Texas, Florida, California and Arizona—grew 12% year-to-date August Construction spending in the industrial-and-commercial sector increased 20% year-to-date August Contract awards for highways and bridges increased 20% year-to-date August Millions of US dollars Net Sales 2,968 2,755 8% 8% 1,093 1,007 9% 9% Op. EBITDA 392 283 38% 38% 172 136 27% 27% as % net sales 13.2% 10.3% 2.9pp 15.8% 13.5% 2.3pp 3Q15 3Q14 % var l-t-l % var 9M15 9M14 % var l-t-l % var

Northern Europe Regional pro-forma cement and ready-mix volumes increased by 1% and 3%, respectively, while aggregates volumes remained flat In Germany, pro-forma cement volumes, adjusting for the transactions with Holcim, decreased 1% during the quarter, while ready-mix and aggregates volumes increased by 2% and 1%, respectively; pro-forma cement prices in local-currency terms remained stable sequentially; the residential sector continues as the main driver of demand during 3Q15 In Poland, the 2% decline in our volumes resulted from a moderation in activity as well as market dynamics In the UK, improvement in quarterly and year-to-date cement and aggregates volumes driven by sustained growth in all sectors; record-high third-quarter cement volumes since 2008 1 Volume-weighted, local-currency average prices

Mediterranean Regional pro-forma gray cement volumes, adjusted for the acquisition of cement assets from Holcim in Spain, decreased by 5% during the quarter and by 11% year to date In Egypt, the decline of our cement volumes resulted mainly from a high volume base last year when we dispatched additional volumes in light of the then prevalent energy-shortage environment In Spain, pro-forma cement volumes, adjusting for the acquisition of assets from Holcim, declined by 13% during the quarter and by 9% year to date, mainly reflecting our focus on more profitable volumes In Spain, pro-forma cement prices increased by 11% on a year-over-year basis, in local-currency terms 1 Volume-weighted, local-currency average prices

South, Central America and the Caribbean 1 Volume-weighted, local-currency average prices Favorable cement volume growth in the Dominican Republic, Costa Rica, Nicaragua and Guatemala during the quarter In Colombia, quarterly cement volumes declined 6% mainly due to a strong comparison in 3Q14 and our pricing strategy; cement prices increased 12% year-over-year and 7% sequentially In Panama, cement volumes, adjusting for the Canal expansion project decreased by 9% during the quarter and increased by 3% year to date Millions of US dollars Net Sales 1,460 1,684 (13%) 1% 476 585 (19%) 1% Op. EBITDA 447 563 (21%) (8%) 139 199 (30%) (13%) as % net sales 30.6% 33.4% (2.8pp) 29.2% 34.0% (4.8pp) 3Q15 3Q14 % var l-t-l % var 9M15 9M14 % var l-t-l % var

Asia 1 Volume-weighted, local-currency average prices Increase in regional cement volumes during the quarter reflects positive performance from our operations in the Philippines During the quarter, regional prices for cement and aggregates are higher both sequentially and on a year-over-year basis, in local-currency terms In the Philippines, the growth in cement volumes reflects positive performance from all sectors, as well as the introduction of the new grinding mill capacity late last year

3Q15 Results

Operating EBITDA, cost of sales and operating expenses Operating EBITDA increased by 5% on a like-to-like basis mainly due to higher contributions from Mexico, the U.S., and the Northern Europe and Asia regions Cost of sales, as a percentage of net sales, increased by 0.2pp during the quarter and declined by 1.5pp year to date Operating expenses, as a percentage of net sales, decreased by 0.2pp mainly due to lower distribution expenses during the quarter Millions of US dollars 2015 2014 % var l-t-l % var 2015 2014 % var l-t-l % var Net sales 10,722 11,549 (7%) 6% 3,651 4,014 (9%) 5% Operating EBITDA 1,974 2,003 (1%) 11% 677 749 (10%) 5% as % net sales 18.4% 17.3% 1.1pp 18.5% 18.7% (0.2pp) Cost of sales 7,182 7,912 9% 2,412 2,647 9% as % net sales 67.0% 68.5% 1.5pp 66.1% 65.9% (0.2pp) Operating expenses 2,276 2,441 7% 800 889 10% as % net sales 21.2% 21.1% (0.1pp) 21.9% 22.1% 0.2pp January - September Third Quarter

Free cash flow Year-to-date working capital days decreased to 22 from 28 days during the same period in 2014

Foreign-exchange gain of US$15 million resulting primarily from the fluctuation of the Mexican peso versus the U.S. dollar partially offset by the fluctuation of the Euro versus the U.S. dollar Loss on financial instruments of US$82 million related mainly to CEMEX shares Controlling interest net loss of US$44 million, versus a loss of US$106 million in 3Q14, mainly reflects lower financial expenses and lower income tax, partially offset by lower operating earnings, a loss in financial instruments, and a lower foreign-exchange gain Other income statement items

Third Quarter 2015 Debt Information

Fully repaid the total amount outstanding of approximately US$1.94 billion of our 2012 Facilities Agreement 21 financial institutions now participate in the syndicated bank loan facility which has an amortization profile of approximately 10% in 2017, 25% in 2018, 25% in 2019, and 40% in 2020 All tranches under the syndicated bank loan facility have substantially the same terms, including a spread over LIBOR of between 250 and 400 basis points, depending on our debt leverage ratio, as follows: Debt-related information Millones de 9M15 9M14 % var % var comp. 3T15 3T14 % var % var comp. Millions of 9M15 9M14 % var l-t-l % var 3Q15 3Q14 % var l-t-l % var dólares US US dollars Ventas Netas 984.86372539943477 1099.4073002541336 -0.10418666023794949 5.9217644308742871E-3 517.38603030418381 562.03754144405843 -7.9445780481407505E-2 4.6073842838749761E-2 Net Sales 984.86372539943477 1099.4073002541336 -0.10418666023794949 5.9217644308742871E-3 517.38603030418381 562.03754144405843 -7.9445780481407505E-2 4.6073842838749761E-2 Flujo de Oper. 308.22197324799095 364.64767543528416 -0.15474033152669134 -5.4821494302028685E-2 160.41092446826934 177.7257054658532 -9.7424179311588505E-2 2.1957220839446682E-2 Op. EBITDA 308.22197324799095 364.64767543528416 -0.15474033152669134 -5.4821494302028685E-2 160.41092446826934 177.7257054658532 -9.7424179311588505E-2 2.1957220839446682E-2 % ventas netas 0.31295900671230859 0.33167660006532063 (1.9pp) 0.31004108165417582 0.31621678688796778 (0.6pp) as % net sales 0.31295900671230859 0.33167660006532063 (1.9pp) 0.31004108165417582 0.31621678688796778 (0.6pp) -1.8717593353% -1.9000000000000021 -0.6175705234% -0.60000000000000142 Volumen 9M15 vs. 9M14 3T15 vs. 3T14 3T15 vs. 2T15 Volume 9M15 vs. 9M14 3Q15 vs. 3Q14 3Q15 vs. 2Q15 Cemento -3.3666379973860704E-2 -1.9390969366526952E-2 1.897908779227387E-2 Cement -3.3666379973860704E-2 -1.9390969366526952E-2 1.897908779227387E-2 Concreto 1.8427540487627187E-3 -5.5672828218159755E-2 -1.6097505171313968E-2 Ready mix 1.8427540487627187E-3 -5.5672828218159755E-2 -1.6097505171313968E-2 Agregados 7.7476813452655568E-3 -3.0701895277377784E-2 1.0996452028193748E-2 Aggregates 7.7476813452655568E-3 -3.0701895277377784E-2 1.0996452028193748E-2 Precio (ML)1 9M15 vs. 9M14 3T15 vs. 3T14 3T15 vs. 2T15 Price (LC)1 9M15 vs. 9M14 3Q15 vs. 3Q14 3Q15 vs. 2Q15 Cemento 1.0360088842981013E-2 3.4438414185923652E-2 1.4593416153082451E-2 Cement 1.0360088842981013E-2 3.4438414185923652E-2 1.4593416153082451E-2 Concreto 3.7192213553676134E-2 4.6479703524529452E-2 2.2804298458765474E-2 Ready mix 3.7192213553676134E-2 4.6479703524529452E-2 2.2804298458765474E-2 Agregados 2.7088014714911662E-2 2.7159402409111594E-2 -1.8233044504067326E-2 Aggregates 2.7088014714911662E-2 2.7159402409111594E-2 -1.8233044504067326E-2 Validacion Ventas Netas 0 0 0 0 0 0 0 Flujo de Oper. 0 0 0 0 0 0 0 % ventas netas 0 0 #VALUE! 0 0 0 #VALUE! Volumen Cemento 0 0 0 Concreto 0 0 0 Agregados 0 0 0 Precio (ML) Cemento 0 0 0 Concreto 0 0 0 Agregados 0 0 0 3 Tercer Trimestre Segundo Trimestre Third Quarter Second Quarter Millones de dólares US 2015 % del total 2014 % del total 2015 % del total Millions of US dollars 2015 % of total 2014 % of total 2015 % of total Contrato de Financiamiento 0 0 3724.4727330783326 0.22601402567141196 1909.2414242520747 0.12338587548949259 Facilities Agreement 0 0 3724.4727330783326 0.22601402567141196 1909.2414242520747 0.12338587548949259 Nuevo Crédito Sindicado 3172.4417491120294 0.20959291826159729 N/A N/A 1485.1596725550605 9.5979337192350966E-2 New Syndicated-Bank Loan Facility 3172.4417491120294 0.20959291826159729 N/A N/A 1485.1596725550605 9.5979337192350966E-2 Otra deuda bancaria / Capital de trabajo / CBs 210.41383988387318 1.3901358710915164E-2 305.79267104636631 1.8556568286883329E-2 208.60056511274553 1.3480936997855965E-2 Other bank / WC Debt / CBs 210.41383988387318 1.3901358710915164E-2 305.79267104636631 1.8556568286883329E-2 208.60056511274553 1.3480936997855965E-2 Renta Fija 10290.831160189675 0.67988177712175424 10736.392929139289 0.65152185584649247 10419.71641939226 0.6733804412726867 Fixed Income 10290.831160189675 0.67988177712175424 10736.392929139289 0.65152185584649247 10419.71641939226 0.6733804412726867 Notas Convertibles Subordinadas 1462.5200245205788 9.662394590573338E-2 1712.2868207554188 0.10390755019521208 1451.0257056309899 9.3773409047613748E-2 Convertible Subordinated Notes 1462.5200245205788 9.662394590573338E-2 1712.2868207554188 0.10390755019521208 1451.0257056309899 9.3773409047613748E-2 Deuda Total1 15136.206773706155 16478.945154019406 15473.743786943131 Total Debt1 15136.206773706155 16478.945154019406 15473.743786943131 Validation 15136.206773706155 1 16478.94515401941 #VALUE! 15473.743786943131 1 Validation 15136.206773706155 1 16478.94515401941 #VALUE! 15473.743786943131 1 Validation 0 -1 0 #VALUE! 0 -1 Validation 0 -1 0 #VALUE! 0 -1 Current Year 2015 Previous Year 2014 3 Current year 2015 Current year (last 2 digits) 15 Previous year 2014 Previous year (last 2 digits) 14 9M15 vs. 9M14 3T15 vs. 3T14 3T15 vs. 2T15 Cemento gris doméstico Volumen (comp1) 2.0937736749552238E-2 4.1644286319042489E-3 -1.5155222069089813E-3 Precio (USD) -7.0357279833409073E-2 -8.227812061100033E-2 -2.4986780524425673E-2 Precio (comp1) 3.9986474821348095E-2 5.2790654765428879E-2 3.99506868374222E-3 Concreto Volumen (comp1) 3.4665055539442546E-2 1.5789764392776684E-2 -4.9325866903531246E-3 Precio (USD) -6.209801233060442E-2 -5.6338468073271829E-2 1.706937704146593E-3 Precio (comp1) 3.7115541170209543E-2 4.4976242487403395E-2 9.5808291769960974E-4 Agregados Volumen (comp1) 6.8043842008425059E-4 -2.7284875304911527E-4 1.8029812110571974E-2 Precio (USD) -5.1408541606060718E-2 -5.0019244098911064E-2 -1.2424670255698777E-2 Precio (comp1) 3.7077514659226152E-2 3.6943567272188504E-2 -2.0467664829191934E-2 9M15 vs. 9M14 3Q15 vs. 3Q14 3Q15 vs. 2Q15 Check Domestic gray cement Volume (l-t-l1) 2.0937736749552238E-2 4.1644286319042489E-3 -1.5155222069089813E-3 0 0 0 Price (USD) -7.0357279833409073E-2 -8.227812061100033E-2 -2.4986780524425673E-2 0 0 0 Price (l-t-l1) 3.9986474821348095E-2 5.2790654765428879E-2 3.99506868374222E-3 0 0 0 0 0 0 Ready mix Volume (l-t-l1) 3.4665055539442546E-2 1.5789764392776684E-2 -4.9325866903531246E-3 0 0 0 Price (USD) -6.209801233060442E-2 -5.6338468073271829E-2 1.706937704146593E-3 0 0 0 Price (l-t-l1) 3.7115541170209543E-2 4.4976242487403395E-2 9.5808291769960974E-4 0 0 0 0 0 0 Aggregates Volume (l-t-l1) 6.8043842008425059E-4 -2.7284875304911527E-4 1.8029812110571974E-2 0 0 0 Price (USD) -5.1408541606060718E-2 -5.0019244098911064E-2 -1.2424670255698777E-2 0 0 0 Price (l-t-l1) 3.7077514659226152E-2 3.6943567272188504E-2 -2.0467664829191934E-2 0 0 0 Validación Cemento gris doméstico 0 0 0 0 0 0 0 0 0 0 0 0 Concreto 0 0 0 0 0 0 0 0 0 0 0 0 Agregados 0 0 0 0 0 0 0 0 0 0 0 0 #REF! #REF! #REF! Input 3M 1T 1Q 6M 2T 2Q 9M 3T 3Q Current vs. Previous 4T 4Q YTD Quarterly (YoY) Sequential 3M15 vs. 3M14 1T15 vs. 1T14 1T15 vs. 4T14 6M15 vs. 6M14 2T15 vs. 2T14 2T15 vs. 1T15 9M15 vs. 9M14 3T15 vs. 3T14 3T15 vs. 2T15 2015 vs. 2014 4T15 vs. 4T14 4T15 vs. 3T15 3M15 vs. 3M14 1Q15 vs. 1Q14 1Q15 vs. 4Q14 6M15 vs. 6M14 2Q15 vs. 2Q14 2Q15 vs. 1Q15 9M15 vs. 9M14 3Q15 vs. 3Q14 3Q15 vs. 2Q15 2015 vs. 2014 4Q15 vs. 4Q14 4Q15 vs. 3Q15 Example 2014 1Q14 3M14 vs. 3M13 1T14 vs. 1T13 1T14 vs. 4T13 2 6M14 vs. 6M13 2T14 vs. 2T13 2T14 vs. 1T14 3 9M14 vs. 9M13 3T14 vs. 3T13 3T14 vs. 2T14 4 2014 vs. 2013 4T14 vs. 4T13 4T14 vs. 3T14 1 3M14 vs. 3M13 1Q14 vs. 1Q13 1Q14 vs. 4Q13 2 6M14 vs. 6M13 2Q14 vs. 2Q13 2Q14 vs. 1Q14 3 9M14 vs. 9M13 3Q14 vs. 3Q13 3Q14 vs. 2Q14 4 2014 vs. 2013 4Q14 vs. 4Q13 4Q14 vs. 3Q14 Millones de 9M15 9M14 % var % var comp. 3T15 3T14 % var % var comp. Millions of 9M15 9M14 % var l-t-l % var 3Q15 3Q14 % var l-t-l % var dólares US US dollars Ventas Netas 784.27002605915959 860.73764910719296 -8.883964019390822E-2 1.4861198344170264E-2 409.27064760813437 448.58992464871625 -8.7650825130261609E-2 1.135810393940139E-2 Net Sales 784.27002605915959 860.73764910719296 -8.883964019390822E-2 1.4861198344170264E-2 409.27064760813437 448.58992464871625 -8.7650825130261609E-2 1.135810393940139E-2 Flujo de Oper. 147.14471574470284 181.13800625970453 -0.18766514668525278 -0.11477187114803669 74.567268092789348 99.777551002263849 -0.25266487958701755 -0.18531790699218817 Op. EBITDA 147.14471574470284 181.13800625970453 -0.18766514668525278 -0.11477187114803669 74.567268092789348 99.777551002263849 -0.25266487958701755 -0.18531790699218817 % ventas netas 0.18761996615385543 0.2104450832929074 (2.2pp) 0.18219549466490326 0.2224248595872903 (4.0pp) as % net sales 0.18761996615385543 0.2104450832929074 (2.2pp) 0.18219549466490326 0.2224248595872903 (4.0pp) -2.2825117139% -2.1999999999999993 -4.2293649224% -4 Volumen 9M15 vs. 9M14 3T15 vs. 3T14 3T15 vs. 2T15 Volume 9M15 vs. 9M14 3Q15 vs. 3Q14 3Q15 vs. 2Q15 Cemento -4.202241311310672E-2 4.5439604569364897E-2 2.2735010159175992E-2 Cement -4.202241311310672E-2 4.5439604569364897E-2 2.2735010159175992E-2 Concreto 3.6197014868509118E-2 1.0376346094838909E-2 -5.8968472984881941E-2 Ready mix 3.6197014868509118E-2 1.0376346094838909E-2 -5.8968472984881941E-2 Agregados -7.1072206794538489E-2 -4.9843595680909236E-2 -4.4736656355000078E-2 Aggregates -7.1072206794538489E-2 -4.9843595680909236E-2 -4.4736656355000078E-2 Precio (ML)1 9M15 vs. 9M14 3T15 vs. 3T14 3T15 vs. 2T15 Price (LC)1 9M15 vs. 9M14 3Q15 vs. 3Q14 3Q15 vs. 2Q15 Cemento -3.199384394883101E-3 -8.3985376688530788E-2 -5.242179554234027E-2 Cement -3.199384394883101E-3 -8.3985376688530788E-2 -5.242179554234027E-2 Concreto 1.7364745510869948E-2 2.3783079962581468E-2 -1.0788867552980947E-3 Ready mix 1.7364745510869948E-2 2.3783079962581468E-2 -1.0788867552980947E-3 Agregados 4.6382273489486522E-2 5.467033853392525E-2 -1.3037276492471482E-2 Aggregates 4.6382273489486522E-2 5.467033853392525E-2 -1.3037276492471482E-2 Validacion Ventas Netas 0 0 0 0 0 0 0 Flujo de Oper. 0 0 0 0 0 0 0 % ventas netas 0 0 #VALUE! 0 0 0 #VALUE! Volumen Cemento 0 0 0 Concreto 0 0 0 Agregados 0 0 0 Precio (ML) Cemento 0 0 0 Concreto 0 0 0 Agregados 0 0 0 3 Tercer Trimestre Segundo Trimestre Third Quarter Second Quarter Second Quarter Second Quarter Millones de dólares US 2015 2014 % Var. 2015 Millions of US dollars 2015 2014 % Var. 2015 Deuda Total1 15136.312232014347 16478.761254688539 -8.146540883297515E-2 15473.84896318296 Total debt1 15136.312232014347 16478.761254688539 -8.146540883297515E-2 15473.84896318296 Corto Plazo 2.442258243999831E-2 6.0614637705133499E-2 2.5280964391246146E-2 Short-term 2.442258243999831E-2 6.0614637705133499E-2 2.5280964391246146E-2 Largo Plazo 0.97557741756000171 0.93938536229486647 0.97471903560875384 Long-term 0.97557741756000171 0.93938536229486647 0.97471903560875384 Notas perpetuas 444.51025419999996 469.62215230000004 -5.3472558687900906E-2 460.15142850000001 Perpetual notes 444.51025419999996 469.62215230000004 -5.3472558687900906E-2 460.15142850000001 Efectivo y equivalentes 456.65 994.68700000000001 -0.54091085939597083 491.65606500000001 Cash and cash equivalents 456.65 994.68700000000001 -0.54091085939597083 491.65606500000001 Deuda neta más notas perpetuas 15124.172486214347 15953.696406988538 -5.1995719337545876E-2 15442.34432668296 Q2 Net debt plus perpetual notes 15124.172486214347 15953.696406988538 -5.1995719337545876E-2 15442.34432668296 Deuda Fondeada Consolidada2 /Flujo de operación3 5.18 5.37 5.14 5.54 Consolidated Funded Debt2 / EBITDA3 5.18 5.37 5.14 Cobertura de intereses3 4 2.59 2.21 2.5499999999999998 2.06 Interest coverage3 4 2.59 2.21 2.5499999999999998 *******Validar Deuda Fondeada e índice de cobertura de intereses Currency Denomination Tercer Trimestre Segundo Trimestre Currency Denomination Third Quarter Second Quarter US Dollar 0.83105819579155804 0.85504919661504808 0.8505678709069967 US Dollar 0.83105819579155804 0.85504919661504808 0.8505678709069967 Euro 0.16122868211380398 0.12855012961585643 0.136488065775693 Euro 0.16122868211380398 0.12855012961585643 0.136488065775693 Mexican Peso 3.9753465833892027E-3 1.4715318801329043E-2 1.0402393476306789E-2 Mexican Peso 3.9753465833892027E-3 1.4715318801329043E-2 1.0402393476306789E-2 Other 3.7377755112487782E-3 1.6853549677665455E-3 2.541669841003665E-3 Other 3.7377755112487782E-3 1.6853549677665455E-3 2.541669841003665E-3 Interest rate Interest rate Fixed 0.74096219385202922 0.69097956035695218 0.73529660999290058 Fixed 0.74096219385202922 0.69097956035695218 0.73529660999290058 Variable 0.25903780614797089 0.30902043964304782 0.26470339000709947 Variable 0.25903780614797089 0.30902043964304782 0.26470339000709947 Validacion Deuda Total1 0 0 0 0 0 Costo Plazo 0 0 0 0 0 Largo Plazo 0 0 0 0 0 Notas perpetuas 0 0 0 0 0 Efectivo y equivalentes 0 0 0 0 0 Deuda neta más notas perpetuas 0 0 0 0 0 Deuda Consolidada Fondeada2 /Flujo de operación3 0 0 0 0 0 Cobertura de intereses3 4 0 0 0 0 0 US Dollar 0 0 0 0 0 Euro 0 0 0 0 0 Mexican Peso 0 0 0 0 0 Other 0 0 0 0 0 Fixed 0 0 0 0 0 Variable 0 0 0 0 0 Input Primer Trimestre Segundo Trimestre Tercer Trimestre Cuarto Trimestre First Quarter Second Quarter Third Quarter Fourth Quarter Cemento gris doméstico Concreto Agregados Volúmenes Volúmenes Volúmenes crecimiento de un dígito alto high-single-digit growth Consolidado 1 crecimiento de un dígito bajo crecimiento de un dígito bajo a medio estable crecimiento de un dígito medio mid-single-digit growth México crecimiento de un dígito medio crecimiento de un dígito bajo estable disminución de un dígito medio a alto mid to high-single-digit decline Estados Unidos crecimiento de un dígito bajo crecimiento de doble dígito bajo crecimiento de un dígito medio crecimiento de un dígito bajo low-single-digit growth Alemania 1 0.02 0 -0.01 crecimiento de un dígito bajo a medio low to mid-single-digit growth Polonia 0.1 0.1 -0.05 crecimiento de un dígito medio a alto mid to high-single-digit growth Francia N/A -0.05 -0.05 crecimiento de doble dígito medio mid-teens growth Reino Unido 0.06 -0.01 0.04 crecimiento de doble dígito bajo growth in the low teens España 1 disminución de un dígito medio -0.22 -7.0000000000000007E-2 estable a ligeramente negativo flat to slightly negative Egipto -0.09 0.52 -0.04 disminución de un dígito medio mid-single-digit decline Colombia disminución de un dígito medio estable estable a ligeramente negativo disminución de un dígito bajo low-single-digit decline Panamá disminución de un dígito bajo disminución de un dígito bajo crecimiento de un dígito alto crecimiento de doble dígito bajo low-double-digit growth Costa Rica crecimiento de un dígito alto crecimiento de doble dígito bajo crecimiento de doble dígito bajo estable flat Filipinas 0.2 N/A N/A row height anterior: 24 Domestic gray cement Ready mix Aggregates Volumes Volumes Volumes Consolidated 1 low-single-digit growth low to mid-single-digit growth flat Mexico mid-single-digit growth low-single-digit growth flat United States low-single-digit growth low-teens growth mid-single-digit growth Germany 1 0.02 0 -0.01 Poland 0.1 0.1 -0.05 France N/A -0.05 -0.05 UK 0.06 -0.01 0.04 Spain 1 mid-single-digit decline -0.22 -7.0000000000000007E-2 Egypt -0.09 0.52 -0.04 Colombia mid-single-digit decline flat flat to slightly negative Panama low-single-digit decline low-single-digit decline high-single-digit growth Costa Rica high-single-digit growth low-double-digit growth low-double-digit growth Philippines 0.2 N/A N/A Validacion Consolidated #VALUE! #VALUE! #VALUE! Mexico #VALUE! #VALUE! #VALUE! United States #VALUE! #VALUE! #VALUE! Germany 0 0 0 Poland 0 0 0 France 0 0 UK 0 0 0 Spain #VALUE! 0 0 Egypt 0 0 0 Colombia #VALUE! #VALUE! #VALUE! Panama #VALUE! #VALUE! #VALUE! Costa Rica #VALUE! #VALUE! #VALUE! Philippines 0 3 Enero - Septiembre Tercer Trimestre January - September Third Quarter Millones de dólares US 2015 2014 % var % var comp. 2015 2014 % var % var comp. Millions of US dollars 2015 2014 % var l-t-l % var 2015 2014 % var l-t-l % var Ventas netas 7244.4138369786633 7736.5399084135834 -6.3610616278179669E-2 6.1697413430910009E-2 3838.7910335449842 4154.2218230796288 -7.5930174884307922E-2 5.4662785023319331E-2 Net sales 7244.4138369786633 7736.5399084135834 -6.3610616278179669E-2 6.1697413430910009E-2 3838.7910335449842 4154.2218230796288 -7.5930174884307922E-2 5.4662785023319331E-2 Utilidad bruta 2336.7480910573463 2312.8392944670431 1.0337422339502612E-2 0.13000888266263338 1300.545658810518 1331.2256350746472 -2.3046413362081034E-2 0.10224937595115675 Gross profit 2336.7480910573463 2312.8392944670431 1.0337422339502612E-2 0.13000888266263338 1300.545658810518 1331.2256350746472 -2.3046413362081034E-2 0.10224937595115675 Resultado de operación antes de otros gastos, neto 833.84079422199659 721.53719497804946 0.15564492035280808 0.28309803028731145 496.4080168498765 455.8995320183609 8.8853973269453018E-2 0.22933600793518663 Operating earnings before other expenses, net 833.84079422199659 721.53719497804946 0.15564492035280808 0.28309803028731145 496.4080168498765 455.8995320183609 8.8853973269453018E-2 0.22933600793518663 Flujo de operación 1314.3331382398801 1269.6823673117578 3.5166882739861495E-2 0.14136189772662333 743.50651817272387 737.12034623267118 8.663676118413453E-3 0.12628381256651272 Operating EBITDA 1314.3331382398801 1269.6823673117578 3.5166882739861495E-2 0.14136189772662333 743.50651817272387 737.12034623267118 8.663676118413453E-3 0.12628381256651272 Flujo de efectivo libre después de inv AF mtto 292.11629818323513 -43.596466676854405 N/A 436.40828961491366 349.58931305192033 0.24834562534266927 Free cash flow after maintenance capex 292.11629818323513 -43.596466676854405 N/A 436.40828961491366 349.58931305192033 0.24834562534266927 Current year 2015 Previous year 2014 ****Si en alguno de los dos años existe un flujo negativo el % var es = N/A Validación Ventas netas 0 0 0 0 0 0 0 0 Utilidad bruta 0 0 0 0 0 0 0 0 Resultado de operación 0 0 0 0 0 0 0 0 Flujo de operación 0 0 0 0 0 0 0 0 Flujo de efectivo libre 0 0 #VALUE! 0 0 0 0 0 Enero - Marzo Primer Trimestre January - March First Quarter Enero - Junio Segundo Trimestre January - June Second Quarter Enero - Septiembre Tercer Trimestre January - September Third Quarter Enero - Diciembre Cuarto Trimestre January - December Fourth Quarter Cemento gris doméstico Concreto Agregados Domestic gray cement Ready mix Aggregates 3T15 vs. 3T14 3T15 vs. 3T14 3T15 vs. 3T14 3Q15 vs. 3Q14 3Q15 vs. 3Q14 3Q15 vs. 3Q14 Volumen Precios (USD) Precios Volumen Precios (USD) Precios Volumen Precios (USD) Precios Volumes Prices (USD) Prices Volumes Prices (USD) Prices Volumes Prices (USD) Prices (ML) (ML) (ML) (LC) (LC) (LC) México -4.2148970612077327E-2 -9.0571183912531522E-2 0.13924672058926651 -0.1258555010037776 -0.12416108846409224 9.6738645973731996E-2 -0.15883301035107458 -0.14719980783527972 6.7826187203202201E-2 Mexico -4.2148970612077327E-2 -9.0571183912531522E-2 0.13924672058926651 -0.1258555010037776 -0.12416108846409224 9.6738645973731996E-2 -0.15883301035107458 -0.14719980783527972 6.7826187203202201E-2 Estados Unidos 3.7135688415922304E-2 6.4004195529207497E-2 6.4004195529207497E-2 0.1463243196598496 5.3517597785143686E-2 5.3517597785143686E-2 0.10614407467385265 -1.8444792113992605E-2 -1.8444792113992605E-2 U.S. 3.7135688415922304E-2 6.4004195529207497E-2 6.4004195529207497E-2 0.1463243196598496 5.3517597785143686E-2 5.3517597785143686E-2 0.10614407467385265 -1.8444792113992605E-2 -1.8444792113992605E-2 Alemania 1 -0.49295469426375577 -9.8564102754659128E-2 6.1563336004164436E-2 -0.43365945075064388 -0.14509509783627875 6.9992439149086389E-3 -0.57699095965182612 -0.15863157314034526 -9.147834518654932E-3 Germany 1 -0.49295469426375577 -9.8564102754659128E-2 6.1563336004164436E-2 -0.43365945075064388 -0.14509509783627875 6.9992439149086389E-3 -0.57699095965182612 -0.15863157314034526 -9.147834518654932E-3 Polonia -1.5674586811289484E-2 -0.18396724286362973 -3.3123916354843651E-2 0.29096315003781986 -0.11039213195967125 5.3121235198659578E-2 -7.9658237986576827E-2 -0.12976108359823971 2.921867783041401E-2 Poland -1.5674586811289484E-2 -0.18396724286362973 -3.3123916354843651E-2 0.29096315003781986 -0.11039213195967125 5.3121235198659578E-2 -7.9658237986576827E-2 -0.12976108359823971 2.921867783041401E-2 Francia N/A N/A N/A -2.7352781014588216E-2 -0.17520822302452299 -2.7067125025767174E-2 -4.9041397093110362E-3 -0.17387646377164948 -2.5844999181947877E-2 France N/A N/A N/A -2.7352781014588216E-2 -0.17520822302452299 -2.7067125025767174E-2 -4.9041397093110362E-3 -0.17387646377164948 -2.5844999181947877E-2 Reino Unido 3.387589501427541E-2 -2.9952692593701685E-2 4.5689208547530537E-2 -7.559172488709227E-3 -3.7493263333136323E-2 3.7191983821701177E-2 5.3517656772961067E-2 -2.4467484359581727E-2 5.1269518572634981E-2 UK 3.387589501427541E-2 -2.9952692593701685E-2 4.5689208547530537E-2 -7.559172488709227E-3 -3.7493263333136323E-2 3.7191983821701177E-2 5.3517656772961067E-2 -2.4467484359581727E-2 5.1269518572634981E-2 España 2 0.31585875667961583 -0.14067110297763058 1.6402125131510119E-2 -0.18454436542566596 -5.9985805440840312E-2 0.10953042777216741 -2.6020561841136106E-2 -0.24835594999649824 -0.11156753476795662 Spain 2 0.31585875667961583 -0.14067110297763058 1.6402125131510119E-2 -0.18454436542566596 -5.9985805440840312E-2 0.10953042777216741 -2.6020561841136106E-2 -0.24835594999649824 -0.11156753476795662 Egipto -1.7182441019733923E-2 -0.19671335346746602 -0.12299111444424089 0.39756087478971991 -3.3761497703893265E-2 5.490676927787215E-2 -0.44341230454609354 0.9388797228973853 1.1167409725324904 Egypt -1.7182441019733923E-2 -0.19671335346746602 -0.12299111444424089 0.39756087478971991 -3.3761497703893265E-2 5.490676927787215E-2 -0.44341230454609354 0.9388797228973853 1.1167409725324904 Colombia -6.1571578038221435E-2 -0.27921494612548037 0.12410133224891517 -8.4918226955879528E-2 -0.31092644553949533 7.4430465642001828E-2 -0.11305319368985166 -0.31038666400167952 7.5859915178967993E-2 Colombia -6.1571578038221435E-2 -0.27921494612548037 0.12410133224891517 -8.4918226955879528E-2 -0.31092644553949533 7.4430465642001828E-2 -0.11305319368985166 -0.31038666400167952 7.5859915178967993E-2 Panamá -0.22628920674936098 7.1655248895695967E-2 7.1655248895695967E-2 -0.19840108833005088 -5.4483846385567768E-2 -5.4483846385567768E-2 -5.2267972890378527E-3 4.4630582849492367E-2 4.4630582849492367E-2 Panama -0.22628920674936098 7.1655248895695967E-2 7.1655248895695967E-2 -0.19840108833005088 -5.4483846385567768E-2 -5.4483846385567768E-2 -5.2267972890378527E-3 4.4630582849492367E-2 4.4630582849492367E-2 Costa Rica 0.13921061141468383 2.4218912331909269E-3 -4.5788354260189075E-3 0.12158961312395825 -4.3259538381874157E-2 -4.9884708735900181E-2 -8.188330849346219E-2 -2.0825832744672798E-2 -2.762885042928467E-2 Costa Rica 0.13921061141468383 2.4218912331909269E-3 -4.5788354260189075E-3 0.12158961312395825 -4.3259538381874157E-2 -4.9884708735900181E-2 -8.188330849346219E-2 -2.0825832744672798E-2 -2.762885042928467E-2 Filipinas 0.24522863490610428 -2.608447842736018E-2 2.7872787754793519E-2 N/A N/A N/A N/A N/A N/A Philippines 0.24522863490610428 -2.608447842736018E-2 2.7872787754793519E-2 N/A N/A N/A N/A N/A N/A ****Precio en USA son actual basis y los volumenes ya no son like-to-like On a like-to-like basis for the ongoing operations Validacion México 0 0 0 0 0 0 0 0 0 Estados Unidos 0 0 0 0 0 0 0 0 0 España 0 0 0 0 0 0 0 0 0 Reino Unido 0 0 0 0 0 0 0 0 0 Francia 0 0 0 0 0 0 Alemania 0 0 0 0 0 0 0 0 0 Polonia 0 0 0 0 0 0 0 0 0 Colombia 0 0 0 0 0 0 0 0 0 Panamá 0 0 0 0 0 0 0 0 0 Costa Rica 0 0 0 0 0 0 0 0 0 Egipto 0 0 0 0 0 0 0 0 0 Filipinas 0 0 0 Quarter 3 Current Year 2015 Previous Year 2014 Current year (last 2 digits) 15 Previous year (last 2 digits) 14 Millones de 9M15 9M14 % var % var comp. 3T15 3T14 % var % var comp. Millions of 9M15 9M14 % var l-t-l % var 3Q15 3Q14 % var l-t-l % var dólares US US dollars Ventas Netas 1604.6222675732611 2048.5007851882729 -0.21668457284687642 2.6426619202861327E-2 904.05624117195782 1137.6650859386843 -0.2053406117969917 3.8729878029176781E-2 Net Sales 1604.6222675732611 2048.5007851882729 -0.21668457284687642 2.6426619202861327E-2 904.05624117195782 1137.6650859386843 -0.2053406117969917 3.8729878029176781E-2 Flujo de Oper. 146.58413723706983 133.25656776476987 0.1000143534825718 0.23012565985023328 111.12836414210659 120.91933041456512 -8.0971059291270964E-2 0.11135009657850391 Op. EBITDA 146.58413723706983 133.25656776476987 0.1000143534825718 0.23012565985023328 111.12836414210659 120.91933041456512 -8.0971059291270964E-2 0.11135009657850391 % ventas netas 9.1351179776% 6.5050777002% 2.6pp 0.12292195892375815 0.10628728253077654 1.7pp as % net sales 9.1351179776% 6.5050777002% 2.6pp 0.12292195892375815 0.10628728253077654 1.7pp 2.6300402774% 2.5999999999999996 1.6634676393% 1.7000000000000011 Volumen 9M15 vs. 9M14 3T15 vs. 3T14 3T15 vs. 2T15 Volume 9M15 vs. 9M14 3Q15 vs. 3Q14 3Q15 vs. 2Q15 Cemento -1.0162524770599427E-2 -9.0137457996752046E-2 1.5050375196509093E-2 Cement -1.0162524770599427E-2 -9.0137457996752046E-2 1.5050375196509093E-2 Concreto -0.12717194373886939 -0.10528426055045281 2.229457678261728E-2 Ready mix -0.12717194373886939 -0.10528426055045281 2.229457678261728E-2 Agregados -0.18422190174636596 -0.17838499291029317 1.6149834308856727E-2 Aggregates -0.18422190174636596 -0.17838499291029317 1.6149834308856727E-2 Precio (ML)1 9M15 vs. 9M14 3T15 vs. 3T14 3T15 vs. 2T15 Price (LC)1 9M15 vs. 9M14 3Q15 vs. 3Q14 3Q15 vs. 2Q15 Cemento 1.6769339773977762E-2 2.9063306155198684E-2 -1.0028214085130403E-2 Cement 1.6769339773977762E-2 2.9063306155198684E-2 -1.0028214085130403E-2 Concreto 1.0415319771973616E-2 3.0291915925896471E-3 -1.5751563691395947E-2 Ready mix 1.0415319771973616E-2 3.0291915925896471E-3 -1.5751563691395947E-2 Agregados 8.965641548285759E-2 7.6527672937854674E-2 -9.4560578463184983E-3 Aggregates 8.965641548285759E-2 7.6527672937854674E-2 -9.4560578463184983E-3 Validacion Ventas Netas 0 0 0 0 0 0 0 Flujo de Oper. 0 0 0 0 0 0 0 % ventas netas 0 0 #VALUE! 0 0 0 #VALUE! Volumen Cemento 0 0 0 Concreto 0 0 0 Agregados 0 0 0 Precio (ML) Cemento 0 0 0 Concreto 0 0 0 Agregados 0 0 0 Enero - Septiembre Tercer Trimestre January - September Third Quarter Millones de dólares US 2015 2014 % var % var comp. 2015 2014 % var % var comp. Millions of US dollars 2015 2014 % var l-t-l % var 2015 2014 % var l-t-l% var Ventas netas 7244.4138369786633 7736.5399084135834 -6.3610616278179669E-2 6.1697413430910009E-2 3838.7910335449842 4154.2218230796288 -7.5930174884307922E-2 5.4662785023319331E-2 Net sales 7244.4138369786633 7736.5399084135834 -6.3610616278179669E-2 6.1697413430910009E-2 3838.7910335449842 4154.2218230796288 -7.5930174884307922E-2 5.4662785023319331E-2 Flujo de operación 1314.3331382398801 1269.6823673117578 3.5166882739861495E-2 0.14136189772662333 743.50651817272387 737.12034623267118 8.663676118413453E-3 0.12628381256651272 Operating EBITDA 1314.3331382398801 1269.6823673117578 3.5166882739861495E-2 0.14136189772662333 743.50651817272387 737.12034623267118 8.663676118413453E-3 0.12628381256651272 % de ventas netas 0.18142711995978855 0.16411501554214986 1.7pp 0.19368246712979387 0.17743885079449739 1.7pp as % net sales 0.18142711995978855 0.16411501554214986 1.7pp 0.19368246712979387 0.17743885079449739 1.7pp Costo de ventas 4907.6657459213184 5423.7006139465402 9.5144423476894419E-2 2538.2453747344662 2822.9961880049818 0.10086829535244603 Cost of sales 4907.6657459213184 5423.7006139465402 9.5144423476894419E-2 2538.2453747344662 2822.9961880049818 0.10086829535244603 % de ventas netas 0.67744138537067577 0.7010499109619015 2.4pp 0.6612095715953803 0.67954873577555475 1.9pp as % net sales 0.67744138537067577 0.7010499109619015 2.4pp 0.6612095715953803 0.67954873577555475 1.9pp Gastos de operación 1502.9072968353496 1591.3020994889937 5.5548724960540023E-2 804.13764196064153 875.32610305628623 8.1327931209960846E-2 Operating expenses 1502.9072968353496 1591.3020994889937 5.5548724960540023E-2 804.13764196064153 875.32610305628623 8.1327931209960846E-2 % de ventas netas 0.20745740520286846 0.20568653665942224 (0.1pp) 0.20947679489030421 0.21070759827827032 0.2pp as % net sales 0.20745740520286846 0.20568653665942224 (0.1pp) 0.20947679489030421 0.21070759827827032 0.2pp Los pp se calculan a mano 1.7% 1.7000000000000028 1.6% 1.6999999999999993 Signos de las variaciones 2.4% -2.3999999999999915 1.8% -1.9000000000000057 Celdas d6, d8 y d10 - i6, i8, i10 -0.2% 9.9999999999997868E-2 .1% -0.20000000000000284 enero - sep (ejemplo d6) 0.1762760499854851 0.17807989264544932 -0.19999999999999901 flujo de operación 20.5 20.3 -0.19999999999999929 gastos de operación Validacion Ventas netas 0 0 0 0 0 0 0 0 0 Flujo de operación 0 0 0 0 0 0 0 0 0 % de ventas netas 0 0 #VALUE! 0 0 0 0 #VALUE! 0 Costo de ventas 0 0 0 0 0 0 0 0 0 % de ventas netas 0 0 #VALUE! 0 0 0 0 #VALUE! 0 Gastos de operación 0 0 0 0 0 0 0 0 0 % de ventas netas 0 0 #VALUE! 0 0 0 0 #VALUE! 0 *****Los pp se calculan a mano Millones de 9M15 9M14 % var % var comp. 3T15 3T14 % var % var comp. Millions of 9M15 9M14 % var l-t-l % var 3Q15 3Q14 % var l-t-l % var dólares US US dollars Ventas Netas 1875.5959690527718 1748.6227216758787 7.2613289192080335E-2 7.2613289192080335E-2 1008.0077589380496 957.10536710161148 5.3183686547057199E-2 5.3183686547057199E-2 Net Sales 1875.5959690527718 1748.6227216758787 7.2613289192080335E-2 7.2613289192080335E-2 1008.0077589380496 957.10536710161148 5.3183686547057199E-2 5.3183686547057199E-2 Flujo de Oper. 219.71777150050968 146.94316720074835 0.49525681041255476 0.49525681041255476 155.9307716408405 119.07962883798331 0.30946638952827032 0.30946638952827032 Op. EBITDA 219.71777150050968 146.94316720074835 0.49525681041255476 0.49525681041255476 155.9307716408405 119.07962883798331 0.30946638952827032 0.30946638952827032 % ventas netas 0.11714557672645952 8.4033659965% 3.3pp 0.15469203511401119 0.12441642574692736 3.1pp as % net sales 0.11714557672645952 8.4033659965% 3.3pp 0.15469203511401119 0.12441642574692736 3.1pp 3.3111916761% 3.2999999999999989 3.2756093671% 3.0999999999999996 Volumen 9M15 vs. 9M14 3T15 vs. 3T14 3T15 vs. 2T15 Volume 9M15 vs. 9M14 3Q15 vs. 3Q14 3Q15 vs. 2Q15 Cemento 1.0585394905980662E-2 3.7135688415922304E-2 8.5110453148386306E-2 Cement 1.0585394905980662E-2 3.7135688415922304E-2 8.5110453148386306E-2 Concreto 0.13371283086131391 0.1463243196598496 8.2204694218961136E-2 Ready mix 0.13371283086131391 0.1463243196598496 8.2204694218961136E-2 Agregados 5.6207384934765452E-2 0.10614407467385265 9.1998949104279651E-2 Aggregates 5.6207384934765452E-2 0.10614407467385265 9.1998949104279651E-2 Precio (ML) 9M15 vs. 9M14 3T15 vs. 3T14 3T15 vs. 2T15 Price (LC) 9M15 vs. 9M14 3Q15 vs. 3Q14 3Q15 vs. 2Q15 Cemento 7.3429351521194855E-2 6.4004195529207636E-2 -1.6327574018987761E-3 Cement 7.3429351521194855E-2 6.4004195529207636E-2 -1.6327574018987761E-3 Concreto 6.0960440086342611E-2 5.3517597785143464E-2 1.7304576276492213E-2 Ready mix 6.0960440086342611E-2 5.3517597785143464E-2 1.7304576276492213E-2 Agregados -1.1617329339339898E-3 -1.8444792113992605E-2 -1.3100455111838971E-2 Aggregates -1.1617329339339898E-3 -1.8444792113992605E-2 -1.3100455111838971E-2 Validacion Ventas Netas 0 0 0 0 0 0 0 Flujo de Oper. 0 0 0 0 0 0 0 % ventas netas 0 0 #VALUE! 0 0 0 #VALUE! Volumen Cemento 0 0 0 Concreto 0 0 0 Agregados 0 0 0 Precio (ML) Cemento 0 0 0 Concreto 0 0 0 Agregados 0 0 0 Cemento gris doméstico Concreto Agregados Domestic gray cement Ready mix Aggregates 9M15 vs. 9M14 9M15 vs. 9M14 9M15 vs. 9M14 9M15 vs. 9M14 9M15 vs. 9M14 9M15 vs. 9M14 Volumen Precios (USD) Precios Volumen Precios (USD) Precios Volumen Precios (USD) Precios Volumes Prices (USD) Prices Volumes Prices (USD) Prices Volumes Prices (USD) Prices (ML) (ML) (ML) (LC) (LC) (LC) México 3.8983641753964238E-2 -9.3299124159473473E-2 5.6154628066892767E-2 -1.1684109463155365E-2 -0.10559259041019226 5.3162828819335851E-2 -5.0564047473017834E-2 -9.9892930458353277E-2 7.7364580791179999E-2 Mexico 3.8983641753964238E-2 -9.3299124159473473E-2 5.6154628066892767E-2 -1.1684109463155365E-2 -0.10559259041019226 5.3162828819335851E-2 -5.0564047473017834E-2 -9.9892930458353277E-2 7.7364580791179999E-2 Estados Unidos 1.0585394905980662E-2 7.3429351521194855E-2 7.8731262807352473E-2 0.13371283086131391 6.0960440086342611E-2 6.0960440086342611E-2 5.6207384934765452E-2 -1.1617329339339898E-3 -1.1617329339339898E-3 U.S. 1.0585394905980662E-2 7.3429351521194855E-2 7.8731262807352473E-2 0.13371283086131391 6.0960440086342611E-2 6.0960440086342611E-2 5.6207384934765452E-2 -1.1617329339339898E-3 -1.1617329339339898E-3 Alemania 1 -0.47676213973180886 -0.12146213733873124 7.1055685261205717E-2 -0.46148664587120192 -0.16725597204040901 1.6495629000024013E-2 -0.60863988135727831 -0.14447174721175318 7.2326930086079363E-2 Germany 1 -0.47676213973180886 -0.12146213733873124 7.1055685261205717E-2 -0.46148664587120192 -0.16725597204040901 1.6495629000024013E-2 -0.60863988135727831 -0.14447174721175318 7.2326930086079363E-2 Polonia 0.19120848616908212 -0.21853838335318831 -8.0570468477982118E-2 0.26646555306726888 -0.16067946588626358 -5.725542571837966E-3 -6.67961144862457E-2 -9.2426086279228797E-2 0.15196115822124023 Poland 0.19120848616908212 -0.21853838335318831 -8.0570468477982118E-2 0.26646555306726888 -0.16067946588626358 -5.725542571837966E-3 -6.67961144862457E-2 -9.2426086279228797E-2 0.15196115822124023 Francia N/A N/A N/A -8.1192105405830745E-2 -0.19176365367467624 -9.1428130957039271E-3 -3.2270738791169158E-2 -0.18977305407834108 -6.409999500463226E-3 France N/A N/A N/A -8.1192105405830745E-2 -0.19176365367467624 -9.1428130957039271E-3 -3.2270738791169158E-2 -0.18977305407834108 -6.409999500463226E-3 Reino Unido 9.3860836967273487E-2 -4.3926515967053346E-2 3.9504611588031861E-2 -1.4300949027183289E-2 -2.224520234197418E-2 7.9794757571932273E-2 4.2380454341383531E-2 -2.4474244837417624E-2 6.8763914616242802E-2 UK 9.3860836967273487E-2 -4.3926515967053346E-2 3.9504611588031861E-2 -1.4300949027183289E-2 -2.224520234197418E-2 7.9794757571932273E-2 4.2380454341383531E-2 -2.4474244837417624E-2 6.8763914616242802E-2 España 2 0.32277310115014912 -0.14849654658134345 4.8827655359767179E-2 -0.17843195599060088 -5.8914374897312702E-2 0.16433963468798773 1.9220645988476752E-3 -0.20789600830339539 6.8962367162707832E-3 Spain 2 0.32277310115014912 -0.14849654658134345 4.8827655359767179E-2 -0.17843195599060088 -5.8914374897312702E-2 0.16433963468798773 1.9220645988476752E-3 -0.20789600830339539 6.8962367162707832E-3 Egipto -0.12871219338404574 -9.9099515399846294E-2 2.7065232863038403E-2 0.49951426401142723 5.2454756474634032E-2 0.18517680181407634 -0.15022355470035667 0.92268907511118836 0.93990779952217085 Egypt -0.12871219338404574 -9.9099515399846294E-2 2.7065232863038403E-2 0.49951426401142723 5.2454756474634032E-2 0.18517680181407634 -0.15022355470035667 0.92268907511118836 0.93990779952217085 Colombia -9.174663248999812E-2 -0.23783876236281051 6.0055956324664584E-3 -3.5174547324839907E-3 -0.2297746954981541 3.9666803482432109E-2 -2.5435257558311032E-2 -0.24350617312496525 1.0954628711471945E-2 Colombia -9.174663248999812E-2 -0.23783876236281051 6.0055956324664584E-3 -3.5174547324839907E-3 -0.2297746954981541 3.9666803482432109E-2 -2.5435257558311032E-2 -0.24350617312496525 1.0954628711471945E-2 Panamá -4.6269123670614906E-2 3.2050783850116969E-2 3.2050783850116969E-2 -7.7056335007708449E-2 -3.61488608980782E-2 -3.61488608980782E-2 6.1723294310264777E-2 3.2054599414918561E-2 3.2054599414918561E-2 Panama -4.6269123670614906E-2 3.2050783850116969E-2 3.2050783850116969E-2 -7.7056335007708449E-2 -3.61488608980782E-2 -3.61488608980782E-2 6.1723294310264777E-2 3.2054599414918561E-2 3.2054599414918561E-2 Costa Rica 0.11595253240745802 3.6692262273075434E-2 2.363029899570239E-2 0.14242903016829556 -3.0792542122950899E-2 -4.3064409577607758E-2 0.20213889520397194 -3.0357294156886741E-3 -1.6117767823796883E-2 Costa Rica 0.11595253240745802 3.6692262273075434E-2 2.363029899570239E-2 0.14242903016829556 -3.0792542122950899E-2 -4.3064409577607758E-2 0.20213889520397194 -3.0357294156886741E-3 -1.6117767823796883E-2 Filipinas 0.23447555535606657 3.9699133987485804E-3 2.2190483956179455E-2 N/A N/A N/A N/A N/A N/A Philippines 0.23447555535606657 3.9699133987485804E-3 2.2190483956179455E-2 N/A N/A N/A N/A N/A N/A ****Precio en USA son actual basis y los volumenes ya no son like-to-like Validacion México 0 0 0 0 0 0 0 0 0 Estados Unidos 0 0 0 0 0 0 0 0 0 España 0 0 0 0 0 0 0 0 0 Reino Unido 0 0 0 0 0 0 0 0 0 Francia 0 0 0 0 0 0 Alemania 0 0 0 0 0 0 0 0 0 Polonia 0 0 0 0 0 0 0 0 0 Colombia 0 0 0 0 0 0 0 0 0 Panamá 0 0 0 0 0 0 0 0 0 Costa Rica 0 0 0 0 0 0 0 0 0 Egipto 0 0 0 0 0 0 0 0 0 Filipinas 0 0 0 Enero - Septiembre Tercer Trimestre January - September Third Quarter Millones de dólares US 2015 2014 % var 2015 2014 % var Millions of US dollars 2015 2014 % var 2015 2014 % var Flujo de operación 2008.6239395289624 2037.0514380228135 -1.395521878497244E-2 692.31927546714883 766.94658836858002 -9.7304446011260856E-2 Operating EBITDA 2008.6239395289624 2037.0514380228135 -1.395521878497244E-2 692.31927546714883 766.94658836858002 -9.7304446011260856E-2 - Gasto financiero neto 884.64349904519395 1026.4742562737599 282.16484990958401 334.65428972809701 - Net Financial Expense 884.64349904519395 1026.4742562737599 282.16484990958401 334.65428972809701 - Inversiones en activo fijo de mantenimiento 304.98707453762398 297.51014554142898 110.137000343468 108.049715027435 - Maintenance Capex 304.98707453762398 297.51014554142898 110.137000343468 108.049715027435 - Inversiones en capital de trabajo 128.568931948629 381.38633855870501 -138.42940793115599 -69.835547084801405 - Change in Working Cap 128.568931948629 381.38633855870501 -138.42940793115599 -69.835547084801405 - Impuestos 452.28596707190098 483.181635264992 48.8378921118913 46.262524564358102 - Taxes Paid 452.28596707190098 483.181635264992 48.8378921118913 46.262524564358102 - Otros gastos -53.9778312576207 -107.904470939218 -46.799348581552103 -1.773706918429 - Other Cash Items (net) -53.9778312576207 -107.904470939218 -46.799348581552103 -1.773706918429 Flujo de efectivo libre después de inv AF mtto 292.11629818323513 -43.596466676854405 N/A 436.40828961491366 349.58931305192033 0.24834562534266927 Free Cash Flow after Maint. Capex 292.11629818323513 -43.596466676854405 N/A 436.40828961491366 349.58931305192033 0.24834562534266927 - Inversiones en activo fijo estratégicas 174.94298358137999 100.96568280578801 59.682523803508097 46.248775906179901 - Strategic Capex 174.94298358137999 100.96568280578801 59.682523803508097 46.248775906179901 Flujo de efectivo libre 117.17331460185514 -144.56214948264241 N/A 376.72576581140555 303.34053714574043 0.24192357986894142 Free Cash Flow 117.17331460185514 -144.56214948264241 N/A 376.72576581140555 303.34053714574043 0.24192357986894142 ****Validar los signos de las variaciones ****Si en alguno de los dos años existe un flujo negativo el % var es = N/A VALIDAR FORMULAS PARA 3Q13 HAY UN N/A Validacion Flujo de operación 0 0 0 0 0 0 0 - Gasto financiero neto 0 0 0 0 0 0 0 - Inversiones en activo fijo de mantenimiento 0 0 0 0 0 0 0 - Inversiones en capital de trabajo 0 0 0 0 0 0 0 - Impuestos 0 0 0 0 0 0 0 - Otros gastos 0 0 0 0 0 0 0 Flujo de efectivo libre después 0 0 #VALUE! 0 0 0 0 - Inversiones en activo fijo estratégicas 0 0 0 0 0 0 0 Flujo de efectivo libre 0 0 #VALUE! 0 0 0 0 0 0 0 0 0 0 0 3 Current year 2015 Last 2 digits 15 *****Los pp se calculan a mano Previous year 2014 Last 2 digits 14 Millones de 9M15 9M14 % var % var comp. 3T15 3T14 % var % var comp. Millions of 9M15 9M14 % var l-t-l % var 3Q15 3Q14 % var l-t-l % var dólares US US dollars Ventas Netas 1510.9371077092997 1551.3757069443514 -2.6066283656523914E-2 0.1352647212644946 745.48745451208811 815.71805785427932 -8.6096663750377916E-2 9.0060494354792089E-2 Net Sales 1510.9371077092997 1551.3757069443514 -2.6066283656523914E-2 0.1352647212644946 745.48745451208811 815.71805785427932 -8.6096663750377916E-2 9.0060494354792089E-2 Flujo de Oper. 517.67206782975529 497.12338452516781 4.133517743128251E-2 0.21074078491155471 256.044998321332 247.09188669097941 3.6233936088519263E-2 0.23793643632655559 Op. EBITDA 517.67206782975529 497.12338452516781 4.133517743128251E-2 0.21074078491155471 256.044998321332 247.09188669097941 3.6233936088519263E-2 0.23793643632655559 % ventas netas 0.34261655577086669 0.32044035645261004 2.3pp 0.34345983526833479 0.30291334648266444 4.0pp as % net sales 0.34261655577086669 0.32044035645261004 2.3pp 0.34345983526833479 0.30291334648266444 4.0pp 2.2176199318% 2.2999999999999972 ajustar pp 4.5464887857% 3.9999999999999964 ajustar pp -4.3000000000000043 Volumen 9M15 vs. 9M14 3T15 vs. 3T14 3T15 vs. 2T15 Volume 9M15 vs. 9M14 3Q15 vs. 3Q14 3Q15 vs. 2Q15 Cemento 3.8983641753964411E-2 -4.2148970612077098E-2 -7.6760641059625156E-2 Cement 3.8983641753964411E-2 -4.2148970612077098E-2 -7.6760641059625156E-2 Concreto -1.1684109463155134E-2 -0.1258555010037776 -0.11422812517756337 Ready mix -1.1684109463155134E-2 -0.1258555010037776 -0.11422812517756337 Agregados -5.0564047473017834E-2 -0.15883301035107469 -8.3293781776868747E-2 Aggregates -5.0564047473017834E-2 -0.15883301035107469 -8.3293781776868747E-2 Precio (ML) 9M15 vs. 9M14 3T15 vs. 3T14 3T15 vs. 2T15 Price (LC) 9M15 vs. 9M14 3Q15 vs. 3Q14 3Q15 vs. 2Q15 Cemento 8.218334067065633E-2 0.13924672058926618 6.7202723944524104E-2 Cement 8.218334067065633E-2 0.13924672058926618 6.7202723944524104E-2 Concreto 6.6348578821635557E-2 9.6738645973732232E-2 4.2341963737717932E-2 Ready mix 6.6348578821635557E-2 9.6738645973732232E-2 4.2341963737717932E-2 Agregados 7.2922763730225548E-2 6.7826187203202465E-2 1.5945021025174984E-2 Aggregates 7.2922763730225548E-2 6.7826187203202465E-2 1.5945021025174984E-2 Validación Ventas Netas 0 0 0 0 0 0 0 Flujo de Oper. 0 0 0 0 0 0 0 % ventas netas 0 0 #VALUE! 0 0 0 #VALUE! Volumen Cemento 0 0 0 Concreto 0 0 0 Agregados 0 0 0 Precio (ML) Cemento 0 0 0 Concreto 0 0 0 Agregados 0 0 0 Input 3M 3M15 3M14 1T 1T15 1T14 6M 6M15 6M14 2T 2T15 2T14 9M 9M15 9M14 3T 3T15 3T14 Yearly 2015 2014 4T 4T15 4T14 1Q 1Q15 1Q14 2Q 2Q15 2Q14 3Q 3Q15 3Q14 4Q 4Q15 4Q14 Millones de 9M15 9M14 % var % var comp. 3T15 3T14 % var % var comp. Millions of 9M15 9M14 % var l-t-l % var 3Q15 3Q14 % var l-t-l % var dólares US US dollars Ventas Netas 341.3440031950384 305.72900879319593 0.11649203502940572 0.13278036657671646 176.91238893237167 159.86727935697837 0.10662037687732286 0.13822664129228435 Net Sales 341.3440031950384 305.72900879319593 0.11649203502940572 0.13278036657671646 176.91238893237167 159.86727935697837 0.10662037687732286 0.13822664129228435 Flujo de Oper. 82.605278866815937 59.113961692806541 0.3973903372622038 0.39884222707239358 45.406614209579267 33.836041050322194 0.34196001660031372 0.36331637548695128 Op. EBITDA 82.605278866815937 59.113961692806541 0.3973903372622038 0.39884222707239358 45.406614209579267 33.836041050322194 0.34196001660031372 0.36331637548695128 % ventas netas 0.24200008816213661 0.19335411424040877 4.9pp 0.25666158533949174 0.21165082177177375 4.5pp as % net sales 0.24200008816213661 0.19335411424040877 4.9pp 0.25666158533949174 0.21165082177177375 4.5pp 4.8645973922% 4.8999999999999986 4.5010763568% 4.5 Volumen 9M15 vs. 9M14 3T15 vs. 3T14 3T15 vs. 2T15 Volume 9M15 vs. 9M14 3Q15 vs. 3Q14 3Q15 vs. 2Q15 Cemento 0.1705736007411508 0.16384234125967209 -6.1388238043276241E-2 Cement 0.1705736007411508 0.16384234125967209 -6.1388238043276241E-2 Concreto -5.8661103640900047E-2 6.8778867802428909E-3 1.2267462061044631E-3 Ready mix -5.8661103640900047E-2 6.8778867802428909E-3 1.2267462061044631E-3 Agregados -0.13722977203692815 0.38112817953828537 6.5309761443673661E-2 Aggregates -0.13722977203692815 0.38112817953828537 6.5309761443673661E-2 Precio (ML)1 9M15 vs. 9M14 3T15 vs. 3T14 3T15 vs. 2T15 Price (LC)1 9M15 vs. 9M14 3Q15 vs. 3Q14 3Q15 vs. 2Q15 Cemento 3.2206375238663987E-2 4.0304649987127912E-2 1.5721378719844262E-2 Cement 3.2206375238663987E-2 4.0304649987127912E-2 1.5721378719844262E-2 Concreto 1.7572258336373686E-2 1.0749564271322514E-2 2.3633642193547463E-3 Ready mix 1.7572258336373686E-2 1.0749564271322514E-2 2.3633642193547463E-3 Agregados -2.0423617866899099E-2 8.9799047768670801E-2 7.1601806330850754E-2 Aggregates -2.0423617866899099E-2 8.9799047768670801E-2 7.1601806330850754E-2 Validacion Ventas Netas 0 0 0 0 0 0 0 Flujo de Oper. 0 0 0 0 0 0 0 % ventas netas 0 0 #VALUE! 0 0 0 #VALUE! Volumen Cemento 0 0 0 Concreto 0 0 0 Agregados 0 0 0 Precio (ML) Cemento 0 0 0 Concreto 0 0 0 Agregados 0 0 0 Consolidated Leverage Ratio Applicable Margin > 5.50x 400 bps < 5.50x > 5.00 350 bps < 5.00x > 4.50 325 bps < 4.50x > 4.00 300 bps < 4.00x > 3.50 275 bps < 3.50x 250 bps Millones de 9M15 9M14 % var % var comp. 3T15 3T14 % var % var comp. Millions of 9M15 9M14 % var l-t-l % var 3Q15 3Q14 % var l-t-l % var dólares US US dollars Ventas Netas 984.86372539943477 1099.4073002541336 -0.10418666023794949 5.9217644308742871E-3 517.38603030418381 562.03754144405843 -7.9445780481407505E-2 4.6073842838749761E-2 Net Sales 984.86372539943477 1099.4073002541336 -0.10418666023794949 5.9217644308742871E-3 517.38603030418381 562.03754144405843 -7.9445780481407505E-2 4.6073842838749761E-2 Flujo de Oper. 308.22197324799095 364.64767543528416 -0.15474033152669134 -5.4821494302028685E-2 160.41092446826934 177.7257054658532 -9.7424179311588505E-2 2.1957220839446682E-2 Op. EBITDA 308.22197324799095 364.64767543528416 -0.15474033152669134 -5.4821494302028685E-2 160.41092446826934 177.7257054658532 -9.7424179311588505E-2 2.1957220839446682E-2 % ventas netas 0.31295900671230859 0.33167660006532063 (1.9pp) 0.31004108165417582 0.31621678688796778 (0.6pp) as % net sales 0.31295900671230859 0.33167660006532063 (1.9pp) 0.31004108165417582 0.31621678688796778 (0.6pp) -1.8717593353% -1.9000000000000021 -0.6175705234% -0.60000000000000142 Volumen 9M15 vs. 9M14 3T15 vs. 3T14 3T15 vs. 2T15 Volume 9M15 vs. 9M14 3Q15 vs. 3Q14 3Q15 vs. 2Q15 Cemento -3.3666379973860704E-2 -1.9390969366526952E-2 1.897908779227387E-2 Cement -3.3666379973860704E-2 -1.9390969366526952E-2 1.897908779227387E-2 Concreto 1.8427540487627187E-3 -5.5672828218159755E-2 -1.6097505171313968E-2 Ready mix 1.8427540487627187E-3 -5.5672828218159755E-2 -1.6097505171313968E-2 Agregados 7.7476813452655568E-3 -3.0701895277377784E-2 1.0996452028193748E-2 Aggregates 7.7476813452655568E-3 -3.0701895277377784E-2 1.0996452028193748E-2 Precio (ML)1 9M15 vs. 9M14 3T15 vs. 3T14 3T15 vs. 2T15 Price (LC)1 9M15 vs. 9M14 3Q15 vs. 3Q14 3Q15 vs. 2Q15 Cemento 1.0360088842981013E-2 3.4438414185923652E-2 1.4593416153082451E-2 Cement 1.0360088842981013E-2 3.4438414185923652E-2 1.4593416153082451E-2 Concreto 3.7192213553676134E-2 4.6479703524529452E-2 2.2804298458765474E-2 Ready mix 3.7192213553676134E-2 4.6479703524529452E-2 2.2804298458765474E-2 Agregados 2.7088014714911662E-2 2.7159402409111594E-2 -1.8233044504067326E-2 Aggregates 2.7088014714911662E-2 2.7159402409111594E-2 -1.8233044504067326E-2 Validacion Ventas Netas 0 0 0 0 0 0 0 Flujo de Oper. 0 0 0 0 0 0 0 % ventas netas 0 0 #VALUE! 0 0 0 #VALUE! Volumen Cemento 0 0 0 Concreto 0 0 0 Agregados 0 0 0 Precio (ML) Cemento 0 0 0 Concreto 0 0 0 Agregados 0 0 0 3 Tercer Trimestre Segundo Trimestre Third Quarter Second Quarter Millones de dólares US 2015 % del total 2014 % del total 2015 % del total Millions of US dollars 2015 % of total 2014 % of total 2015 % of total Contrato de Financiamiento 0 0 3724.4727330783326 0.22601402567141196 1909.2414242520747 0.12338587548949259 Facilities Agreement 0 0 3724.4727330783326 0.22601402567141196 1909.2414242520747 0.12338587548949259 Nuevo Crédito Sindicado 3172.4417491120294 0.20959291826159729 N/A N/A 1485.1596725550605 9.5979337192350966E-2 New Syndicated-Bank Loan Facility 3172.4417491120294 0.20959291826159729 N/A N/A 1485.1596725550605 9.5979337192350966E-2 Otra deuda bancaria / Capital de trabajo / CBs 210.41383988387318 1.3901358710915164E-2 305.79267104636631 1.8556568286883329E-2 208.60056511274553 1.3480936997855965E-2 Other bank / WC Debt / CBs 210.41383988387318 1.3901358710915164E-2 305.79267104636631 1.8556568286883329E-2 208.60056511274553 1.3480936997855965E-2 Renta Fija 10290.831160189675 0.67988177712175424 10736.392929139289 0.65152185584649247 10419.71641939226 0.6733804412726867 Fixed Income 10290.831160189675 0.67988177712175424 10736.392929139289 0.65152185584649247 10419.71641939226 0.6733804412726867 Notas Convertibles Subordinadas 1462.5200245205788 9.662394590573338E-2 1712.2868207554188 0.10390755019521208 1451.0257056309899 9.3773409047613748E-2 Convertible Subordinated Notes 1462.5200245205788 9.662394590573338E-2 1712.2868207554188 0.10390755019521208 1451.0257056309899 9.3773409047613748E-2 Deuda Total1 15136.206773706155 16478.945154019406 15473.743786943131 Total Debt1 15136.206773706155 16478.945154019406 15473.743786943131 Validation 15136.206773706155 1 16478.94515401941 #VALUE! 15473.743786943131 1 Validation 15136.206773706155 1 16478.94515401941 #VALUE! 15473.743786943131 1 Validation 0 -1 0 #VALUE! 0 -1 Validation 0 -1 0 #VALUE! 0 -1 Current Year 2015 Previous Year 2014 3 Current year 2015 Current year (last 2 digits) 15 Previous year 2014 Previous year (last 2 digits) 14 9M15 vs. 9M14 3T15 vs. 3T14 3T15 vs. 2T15 Cemento gris doméstico Volumen (comp1) 2.0937736749552238E-2 4.1644286319042489E-3 -1.5155222069089813E-3 Precio (USD) -7.0357279833409073E-2 -8.227812061100033E-2 -2.4986780524425673E-2 Precio (comp1) 3.9986474821348095E-2 5.2790654765428879E-2 3.99506868374222E-3 Concreto Volumen (comp1) 3.4665055539442546E-2 1.5789764392776684E-2 -4.9325866903531246E-3 Precio (USD) -6.209801233060442E-2 -5.6338468073271829E-2 1.706937704146593E-3 Precio (comp1) 3.7115541170209543E-2 4.4976242487403395E-2 9.5808291769960974E-4 Agregados Volumen (comp1) 6.8043842008425059E-4 -2.7284875304911527E-4 1.8029812110571974E-2 Precio (USD) -5.1408541606060718E-2 -5.0019244098911064E-2 -1.2424670255698777E-2 Precio (comp1) 3.7077514659226152E-2 3.6943567272188504E-2 -2.0467664829191934E-2 9M15 vs. 9M14 3Q15 vs. 3Q14 3Q15 vs. 2Q15 Check Domestic gray cement Volume (l-t-l1) 2.0937736749552238E-2 4.1644286319042489E-3 -1.5155222069089813E-3 0 0 0 Price (USD) -7.0357279833409073E-2 -8.227812061100033E-2 -2.4986780524425673E-2 0 0 0 Price (l-t-l1) 3.9986474821348095E-2 5.2790654765428879E-2 3.99506868374222E-3 0 0 0 0 0 0 Ready mix Volume (l-t-l1) 3.4665055539442546E-2 1.5789764392776684E-2 -4.9325866903531246E-3 0 0 0 Price (USD) -6.209801233060442E-2 -5.6338468073271829E-2 1.706937704146593E-3 0 0 0 Price (l-t-l1) 3.7115541170209543E-2 4.4976242487403395E-2 9.5808291769960974E-4 0 0 0 0 0 0 Aggregates Volume (l-t-l1) 6.8043842008425059E-4 -2.7284875304911527E-4 1.8029812110571974E-2 0 0 0 Price (USD) -5.1408541606060718E-2 -5.0019244098911064E-2 -1.2424670255698777E-2 0 0 0 Price (l-t-l1) 3.7077514659226152E-2 3.6943567272188504E-2 -2.0467664829191934E-2 0 0 0 Validación Cemento gris doméstico 0 0 0 0 0 0 0 0 0 0 0 0 Concreto 0 0 0 0 0 0 0 0 0 0 0 0 Agregados 0 0 0 0 0 0 0 0 0 0 0 0 #REF! #REF! #REF! Input 3M 1T 1Q 6M 2T 2Q 9M 3T 3Q Current vs. Previous 4T 4Q YTD Quarterly (YoY) Sequential 3M15 vs. 3M14 1T15 vs. 1T14 1T15 vs. 4T14 6M15 vs. 6M14 2T15 vs. 2T14 2T15 vs. 1T15 9M15 vs. 9M14 3T15 vs. 3T14 3T15 vs. 2T15 2015 vs. 2014 4T15 vs. 4T14 4T15 vs. 3T15 3M15 vs. 3M14 1Q15 vs. 1Q14 1Q15 vs. 4Q14 6M15 vs. 6M14 2Q15 vs. 2Q14 2Q15 vs. 1Q15 9M15 vs. 9M14 3Q15 vs. 3Q14 3Q15 vs. 2Q15 2015 vs. 2014 4Q15 vs. 4Q14 4Q15 vs. 3Q15 Example 2014 1Q14 3M14 vs. 3M13 1T14 vs. 1T13 1T14 vs. 4T13 2 6M14 vs. 6M13 2T14 vs. 2T13 2T14 vs. 1T14 3 9M14 vs. 9M13 3T14 vs. 3T13 3T14 vs. 2T14 4 2014 vs. 2013 4T14 vs. 4T13 4T14 vs. 3T14 1 3M14 vs. 3M13 1Q14 vs. 1Q13 1Q14 vs. 4Q13 2 6M14 vs. 6M13 2Q14 vs. 2Q13 2Q14 vs. 1Q14 3 9M14 vs. 9M13 3Q14 vs. 3Q13 3Q14 vs. 2Q14 4 2014 vs. 2013 4Q14 vs. 4Q13 4Q14 vs. 3Q14 Millones de 9M15 9M14 % var % var comp. 3T15 3T14 % var % var comp. Millions of 9M15 9M14 % var l-t-l % var 3Q15 3Q14 % var l-t-l % var dólares US US dollars Ventas Netas 784.27002605915959 860.73764910719296 -8.883964019390822E-2 1.4861198344170264E-2 409.27064760813437 448.58992464871625 -8.7650825130261609E-2 1.135810393940139E-2 Net Sales 784.27002605915959 860.73764910719296 -8.883964019390822E-2 1.4861198344170264E-2 409.27064760813437 448.58992464871625 -8.7650825130261609E-2 1.135810393940139E-2 Flujo de Oper. 147.14471574470284 181.13800625970453 -0.18766514668525278 -0.11477187114803669 74.567268092789348 99.777551002263849 -0.25266487958701755 -0.18531790699218817 Op. EBITDA 147.14471574470284 181.13800625970453 -0.18766514668525278 -0.11477187114803669 74.567268092789348 99.777551002263849 -0.25266487958701755 -0.18531790699218817 % ventas netas 0.18761996615385543 0.2104450832929074 (2.2pp) 0.18219549466490326 0.2224248595872903 (4.0pp) as % net sales 0.18761996615385543 0.2104450832929074 (2.2pp) 0.18219549466490326 0.2224248595872903 (4.0pp) -2.2825117139% -2.1999999999999993 -4.2293649224% -4 Volumen 9M15 vs. 9M14 3T15 vs. 3T14 3T15 vs. 2T15 Volume 9M15 vs. 9M14 3Q15 vs. 3Q14 3Q15 vs. 2Q15 Cemento -4.202241311310672E-2 4.5439604569364897E-2 2.2735010159175992E-2 Cement -4.202241311310672E-2 4.5439604569364897E-2 2.2735010159175992E-2 Concreto 3.6197014868509118E-2 1.0376346094838909E-2 -5.8968472984881941E-2 Ready mix 3.6197014868509118E-2 1.0376346094838909E-2 -5.8968472984881941E-2 Agregados -7.1072206794538489E-2 -4.9843595680909236E-2 -4.4736656355000078E-2 Aggregates -7.1072206794538489E-2 -4.9843595680909236E-2 -4.4736656355000078E-2 Precio (ML)1 9M15 vs. 9M14 3T15 vs. 3T14 3T15 vs. 2T15 Price (LC)1 9M15 vs. 9M14 3Q15 vs. 3Q14 3Q15 vs. 2Q15 Cemento -3.199384394883101E-3 -8.3985376688530788E-2 -5.242179554234027E-2 Cement -3.199384394883101E-3 -8.3985376688530788E-2 -5.242179554234027E-2 Concreto 1.7364745510869948E-2 2.3783079962581468E-2 -1.0788867552980947E-3 Ready mix 1.7364745510869948E-2 2.3783079962581468E-2 -1.0788867552980947E-3 Agregados 4.6382273489486522E-2 5.467033853392525E-2 -1.3037276492471482E-2 Aggregates 4.6382273489486522E-2 5.467033853392525E-2 -1.3037276492471482E-2 Validacion Ventas Netas 0 0 0 0 0 0 0 Flujo de Oper. 0 0 0 0 0 0 0 % ventas netas 0 0 #VALUE! 0 0 0 #VALUE! Volumen Cemento 0 0 0 Concreto 0 0 0 Agregados 0 0 0 Precio (ML) Cemento 0 0 0 Concreto 0 0 0 Agregados 0 0 0 3 Tercer Trimestre Segundo Trimestre Third Quarter Second Quarter Second Quarter Second Quarter Millones de dólares US 2015 2014 % Var. 2015 Millions of US dollars 2015 2014 % Var. 2015 Deuda Total1 15136.312232014347 16478.761254688539 -8.146540883297515E-2 15473.84896318296 Total debt1 15136.312232014347 16478.761254688539 -8.146540883297515E-2 15473.84896318296 Corto Plazo 2.442258243999831E-2 6.0614637705133499E-2 2.5280964391246146E-2 Short-term 2.442258243999831E-2 6.0614637705133499E-2 2.5280964391246146E-2 Largo Plazo 0.97557741756000171 0.93938536229486647 0.97471903560875384 Long-term 0.97557741756000171 0.93938536229486647 0.97471903560875384 Notas perpetuas 444.51025419999996 469.62215230000004 -5.3472558687900906E-2 460.15142850000001 Perpetual notes 444.51025419999996 469.62215230000004 -5.3472558687900906E-2 460.15142850000001 Efectivo y equivalentes 456.65 994.68700000000001 -0.54091085939597083 491.65606500000001 Cash and cash equivalents 456.65 994.68700000000001 -0.54091085939597083 491.65606500000001 Deuda neta más notas perpetuas 15124.172486214347 15953.696406988538 -5.1995719337545876E-2 15442.34432668296 Q2 Net debt plus perpetual notes 15124.172486214347 15953.696406988538 -5.1995719337545876E-2 15442.34432668296 Deuda Fondeada Consolidada2 /Flujo de operación3 5.18 5.37 5.14 5.54 Consolidated Funded Debt2 / EBITDA3 5.18 5.37 5.14 Cobertura de intereses3 4 2.59 2.21 2.5499999999999998 2.06 Interest coverage3 4 2.59 2.21 2.5499999999999998 *******Validar Deuda Fondeada e índice de cobertura de intereses Currency Denomination Tercer Trimestre Segundo Trimestre Currency Denomination Third Quarter Second Quarter US Dollar 0.83105819579155804 0.85504919661504808 0.8505678709069967 US Dollar 0.83105819579155804 0.85504919661504808 0.8505678709069967 Euro 0.16122868211380398 0.12855012961585643 0.136488065775693 Euro 0.16122868211380398 0.12855012961585643 0.136488065775693 Mexican Peso 3.9753465833892027E-3 1.4715318801329043E-2 1.0402393476306789E-2 Mexican Peso 3.9753465833892027E-3 1.4715318801329043E-2 1.0402393476306789E-2 Other 3.7377755112487782E-3 1.6853549677665455E-3 2.541669841003665E-3 Other 3.7377755112487782E-3 1.6853549677665455E-3 2.541669841003665E-3 Interest rate Interest rate Fixed 0.74096219385202922 0.69097956035695218 0.73529660999290058 Fixed 0.74096219385202922 0.69097956035695218 0.73529660999290058 Variable 0.25903780614797089 0.30902043964304782 0.26470339000709947 Variable 0.25903780614797089 0.30902043964304782 0.26470339000709947 Validacion Deuda Total1 0 0 0 0 0 Costo Plazo 0 0 0 0 0 Largo Plazo 0 0 0 0 0 Notas perpetuas 0 0 0 0 0 Efectivo y equivalentes 0 0 0 0 0 Deuda neta más notas perpetuas 0 0 0 0 0 Deuda Consolidada Fondeada2 /Flujo de operación3 0 0 0 0 0 Cobertura de intereses3 4 0 0 0 0 0 US Dollar 0 0 0 0 0 Euro 0 0 0 0 0 Mexican Peso 0 0 0 0 0 Other 0 0 0 0 0 Fixed 0 0 0 0 0 Variable 0 0 0 0 0 Input Primer Trimestre Segundo Trimestre Tercer Trimestre Cuarto Trimestre First Quarter Second Quarter Third Quarter Fourth Quarter Cemento gris doméstico Concreto Agregados Volúmenes Volúmenes Volúmenes crecimiento de un dígito alto high-single-digit growth Consolidado 1 crecimiento de un dígito bajo crecimiento de un dígito bajo a medio estable crecimiento de un dígito medio mid-single-digit growth México crecimiento de un dígito medio crecimiento de un dígito bajo estable disminución de un dígito medio a alto mid to high-single-digit decline Estados Unidos crecimiento de un dígito bajo crecimiento de doble dígito bajo crecimiento de un dígito medio crecimiento de un dígito bajo low-single-digit growth Alemania 1 0.02 0 -0.01 crecimiento de un dígito bajo a medio low to mid-single-digit growth Polonia 0.1 0.1 -0.05 crecimiento de un dígito medio a alto mid to high-single-digit growth Francia N/A -0.05 -0.05 crecimiento de doble dígito medio mid-teens growth Reino Unido 0.06 -0.01 0.04 crecimiento de doble dígito bajo growth in the low teens España 1 disminución de un dígito medio -0.22 -7.0000000000000007E-2 estable a ligeramente negativo flat to slightly negative Egipto -0.09 0.52 -0.04 disminución de un dígito medio mid-single-digit decline Colombia disminución de un dígito medio estable estable a ligeramente negativo disminución de un dígito bajo low-single-digit decline Panamá disminución de un dígito bajo disminución de un dígito bajo crecimiento de un dígito alto crecimiento de doble dígito bajo low-double-digit growth Costa Rica crecimiento de un dígito alto crecimiento de doble dígito bajo crecimiento de doble dígito bajo estable flat Filipinas 0.2 N/A N/A row height anterior: 24 Domestic gray cement Ready mix Aggregates Volumes Volumes Volumes Consolidated 1 low-single-digit growth low to mid-single-digit growth flat Mexico mid-single-digit growth low-single-digit growth flat United States low-single-digit growth low-teens growth mid-single-digit growth Germany 1 0.02 0 -0.01 Poland 0.1 0.1 -0.05 France N/A -0.05 -0.05 UK 0.06 -0.01 0.04 Spain 1 mid-single-digit decline -0.22 -7.0000000000000007E-2 Egypt -0.09 0.52 -0.04 Colombia mid-single-digit decline flat flat to slightly negative Panama low-single-digit decline low-single-digit decline high-single-digit growth Costa Rica high-single-digit growth low-double-digit growth low-double-digit growth Philippines 0.2 N/A N/A Validacion Consolidated #VALUE! #VALUE! #VALUE! Mexico #VALUE! #VALUE! #VALUE! United States #VALUE! #VALUE! #VALUE! Germany 0 0 0 Poland 0 0 0 France 0 0 UK 0 0 0 Spain #VALUE! 0 0 Egypt 0 0 0 Colombia #VALUE! #VALUE! #VALUE! Panama #VALUE! #VALUE! #VALUE! Costa Rica #VALUE! #VALUE! #VALUE! Philippines 0 3 Enero - Septiembre Tercer Trimestre January - September Third Quarter Millones de dólares US 2015 2014 % var % var comp. 2015 2014 % var % var comp. Millions of US dollars 2015 2014 % var l-t-l % var 2015 2014 % var l-t-l % var Ventas netas 7244.4138369786633 7736.5399084135834 -6.3610616278179669E-2 6.1697413430910009E-2 3838.7910335449842 4154.2218230796288 -7.5930174884307922E-2 5.4662785023319331E-2 Net sales 7244.4138369786633 7736.5399084135834 -6.3610616278179669E-2 6.1697413430910009E-2 3838.7910335449842 4154.2218230796288 -7.5930174884307922E-2 5.4662785023319331E-2 Utilidad bruta 2336.7480910573463 2312.8392944670431 1.0337422339502612E-2 0.13000888266263338 1300.545658810518 1331.2256350746472 -2.3046413362081034E-2 0.10224937595115675 Gross profit 2336.7480910573463 2312.8392944670431 1.0337422339502612E-2 0.13000888266263338 1300.545658810518 1331.2256350746472 -2.3046413362081034E-2 0.10224937595115675 Resultado de operación antes de otros gastos, neto 833.84079422199659 721.53719497804946 0.15564492035280808 0.28309803028731145 496.4080168498765 455.8995320183609 8.8853973269453018E-2 0.22933600793518663 Operating earnings before other expenses, net 833.84079422199659 721.53719497804946 0.15564492035280808 0.28309803028731145 496.4080168498765 455.8995320183609 8.8853973269453018E-2 0.22933600793518663 Flujo de operación 1314.3331382398801 1269.6823673117578 3.5166882739861495E-2 0.14136189772662333 743.50651817272387 737.12034623267118 8.663676118413453E-3 0.12628381256651272 Operating EBITDA 1314.3331382398801 1269.6823673117578 3.5166882739861495E-2 0.14136189772662333 743.50651817272387 737.12034623267118 8.663676118413453E-3 0.12628381256651272 Flujo de efectivo libre después de inv AF mtto 292.11629818323513 -43.596466676854405 N/A 436.40828961491366 349.58931305192033 0.24834562534266927 Free cash flow after maintenance capex 292.11629818323513 -43.596466676854405 N/A 436.40828961491366 349.58931305192033 0.24834562534266927 Current year 2015 Previous year 2014 ****Si en alguno de los dos años existe un flujo negativo el % var es = N/A Validación Ventas netas 0 0 0 0 0 0 0 0 Utilidad bruta 0 0 0 0 0 0 0 0 Resultado de operación 0 0 0 0 0 0 0 0 Flujo de operación 0 0 0 0 0 0 0 0 Flujo de efectivo libre 0 0 #VALUE! 0 0 0 0 0 Enero - Marzo Primer Trimestre January - March First Quarter Enero - Junio Segundo Trimestre January - June Second Quarter Enero - Septiembre Tercer Trimestre January - September Third Quarter Enero - Diciembre Cuarto Trimestre January - December Fourth Quarter Cemento gris doméstico Concreto Agregados Domestic gray cement Ready mix Aggregates 3T15 vs. 3T14 3T15 vs. 3T14 3T15 vs. 3T14 3Q15 vs. 3Q14 3Q15 vs. 3Q14 3Q15 vs. 3Q14 Volumen Precios (USD) Precios Volumen Precios (USD) Precios Volumen Precios (USD) Precios Volumes Prices (USD) Prices Volumes Prices (USD) Prices Volumes Prices (USD) Prices (ML) (ML) (ML) (LC) (LC) (LC) México -4.2148970612077327E-2 -9.0571183912531522E-2 0.13924672058926651 -0.1258555010037776 -0.12416108846409224 9.6738645973731996E-2 -0.15883301035107458 -0.14719980783527972 6.7826187203202201E-2 Mexico -4.2148970612077327E-2 -9.0571183912531522E-2 0.13924672058926651 -0.1258555010037776 -0.12416108846409224 9.6738645973731996E-2 -0.15883301035107458 -0.14719980783527972 6.7826187203202201E-2 Estados Unidos 3.7135688415922304E-2 6.4004195529207497E-2 6.4004195529207497E-2 0.1463243196598496 5.3517597785143686E-2 5.3517597785143686E-2 0.10614407467385265 -1.8444792113992605E-2 -1.8444792113992605E-2 U.S. 3.7135688415922304E-2 6.4004195529207497E-2 6.4004195529207497E-2 0.1463243196598496 5.3517597785143686E-2 5.3517597785143686E-2 0.10614407467385265 -1.8444792113992605E-2 -1.8444792113992605E-2 Alemania 1 -0.49295469426375577 -9.8564102754659128E-2 6.1563336004164436E-2 -0.43365945075064388 -0.14509509783627875 6.9992439149086389E-3 -0.57699095965182612 -0.15863157314034526 -9.147834518654932E-3 Germany 1 -0.49295469426375577 -9.8564102754659128E-2 6.1563336004164436E-2 -0.43365945075064388 -0.14509509783627875 6.9992439149086389E-3 -0.57699095965182612 -0.15863157314034526 -9.147834518654932E-3 Polonia -1.5674586811289484E-2 -0.18396724286362973 -3.3123916354843651E-2 0.29096315003781986 -0.11039213195967125 5.3121235198659578E-2 -7.9658237986576827E-2 -0.12976108359823971 2.921867783041401E-2 Poland -1.5674586811289484E-2 -0.18396724286362973 -3.3123916354843651E-2 0.29096315003781986 -0.11039213195967125 5.3121235198659578E-2 -7.9658237986576827E-2 -0.12976108359823971 2.921867783041401E-2 Francia N/A N/A N/A -2.7352781014588216E-2 -0.17520822302452299 -2.7067125025767174E-2 -4.9041397093110362E-3 -0.17387646377164948 -2.5844999181947877E-2 France N/A N/A N/A -2.7352781014588216E-2 -0.17520822302452299 -2.7067125025767174E-2 -4.9041397093110362E-3 -0.17387646377164948 -2.5844999181947877E-2 Reino Unido 3.387589501427541E-2 -2.9952692593701685E-2 4.5689208547530537E-2 -7.559172488709227E-3 -3.7493263333136323E-2 3.7191983821701177E-2 5.3517656772961067E-2 -2.4467484359581727E-2 5.1269518572634981E-2 UK 3.387589501427541E-2 -2.9952692593701685E-2 4.5689208547530537E-2 -7.559172488709227E-3 -3.7493263333136323E-2 3.7191983821701177E-2 5.3517656772961067E-2 -2.4467484359581727E-2 5.1269518572634981E-2 España 2 0.31585875667961583 -0.14067110297763058 1.6402125131510119E-2 -0.18454436542566596 -5.9985805440840312E-2 0.10953042777216741 -2.6020561841136106E-2 -0.24835594999649824 -0.11156753476795662 Spain 2 0.31585875667961583 -0.14067110297763058 1.6402125131510119E-2 -0.18454436542566596 -5.9985805440840312E-2 0.10953042777216741 -2.6020561841136106E-2 -0.24835594999649824 -0.11156753476795662 Egipto -1.7182441019733923E-2 -0.19671335346746602 -0.12299111444424089 0.39756087478971991 -3.3761497703893265E-2 5.490676927787215E-2 -0.44341230454609354 0.9388797228973853 1.1167409725324904 Egypt -1.7182441019733923E-2 -0.19671335346746602 -0.12299111444424089 0.39756087478971991 -3.3761497703893265E-2 5.490676927787215E-2 -0.44341230454609354 0.9388797228973853 1.1167409725324904 Colombia -6.1571578038221435E-2 -0.27921494612548037 0.12410133224891517 -8.4918226955879528E-2 -0.31092644553949533 7.4430465642001828E-2 -0.11305319368985166 -0.31038666400167952 7.5859915178967993E-2 Colombia -6.1571578038221435E-2 -0.27921494612548037 0.12410133224891517 -8.4918226955879528E-2 -0.31092644553949533 7.4430465642001828E-2 -0.11305319368985166 -0.31038666400167952 7.5859915178967993E-2 Panamá -0.22628920674936098 7.1655248895695967E-2 7.1655248895695967E-2 -0.19840108833005088 -5.4483846385567768E-2 -5.4483846385567768E-2 -5.2267972890378527E-3 4.4630582849492367E-2 4.4630582849492367E-2 Panama -0.22628920674936098 7.1655248895695967E-2 7.1655248895695967E-2 -0.19840108833005088 -5.4483846385567768E-2 -5.4483846385567768E-2 -5.2267972890378527E-3 4.4630582849492367E-2 4.4630582849492367E-2 Costa Rica 0.13921061141468383 2.4218912331909269E-3 -4.5788354260189075E-3 0.12158961312395825 -4.3259538381874157E-2 -4.9884708735900181E-2 -8.188330849346219E-2 -2.0825832744672798E-2 -2.762885042928467E-2 Costa Rica 0.13921061141468383 2.4218912331909269E-3 -4.5788354260189075E-3 0.12158961312395825 -4.3259538381874157E-2 -4.9884708735900181E-2 -8.188330849346219E-2 -2.0825832744672798E-2 -2.762885042928467E-2 Filipinas 0.24522863490610428 -2.608447842736018E-2 2.7872787754793519E-2 N/A N/A N/A N/A N/A N/A Philippines 0.24522863490610428 -2.608447842736018E-2 2.7872787754793519E-2 N/A N/A N/A N/A N/A N/A ****Precio en USA son actual basis y los volumenes ya no son like-to-like On a like-to-like basis for the ongoing operations Validacion México 0 0 0 0 0 0 0 0 0 Estados Unidos 0 0 0 0 0 0 0 0 0 España 0 0 0 0 0 0 0 0 0 Reino Unido 0 0 0 0 0 0 0 0 0 Francia 0 0 0 0 0 0 Alemania 0 0 0 0 0 0 0 0 0 Polonia 0 0 0 0 0 0 0 0 0 Colombia 0 0 0 0 0 0 0 0 0 Panamá 0 0 0 0 0 0 0 0 0 Costa Rica 0 0 0 0 0 0 0 0 0 Egipto 0 0 0 0 0 0 0 0 0 Filipinas 0 0 0 Quarter 3 Current Year 2015 Previous Year 2014 Current year (last 2 digits) 15 Previous year (last 2 digits) 14 Millones de 9M15 9M14 % var % var comp. 3T15 3T14 % var % var comp. Millions of 9M15 9M14 % var l-t-l % var 3Q15 3Q14 % var l-t-l % var dólares US US dollars Ventas Netas 1604.6222675732611 2048.5007851882729 -0.21668457284687642 2.6426619202861327E-2 904.05624117195782 1137.6650859386843 -0.2053406117969917 3.8729878029176781E-2 Net Sales 1604.6222675732611 2048.5007851882729 -0.21668457284687642 2.6426619202861327E-2 904.05624117195782 1137.6650859386843 -0.2053406117969917 3.8729878029176781E-2 Flujo de Oper. 146.58413723706983 133.25656776476987 0.1000143534825718 0.23012565985023328 111.12836414210659 120.91933041456512 -8.0971059291270964E-2 0.11135009657850391 Op. EBITDA 146.58413723706983 133.25656776476987 0.1000143534825718 0.23012565985023328 111.12836414210659 120.91933041456512 -8.0971059291270964E-2 0.11135009657850391 % ventas netas 9.1351179776% 6.5050777002% 2.6pp 0.12292195892375815 0.10628728253077654 1.7pp as % net sales 9.1351179776% 6.5050777002% 2.6pp 0.12292195892375815 0.10628728253077654 1.7pp 2.6300402774% 2.5999999999999996 1.6634676393% 1.7000000000000011 Volumen 9M15 vs. 9M14 3T15 vs. 3T14 3T15 vs. 2T15 Volume 9M15 vs. 9M14 3Q15 vs. 3Q14 3Q15 vs. 2Q15 Cemento -1.0162524770599427E-2 -9.0137457996752046E-2 1.5050375196509093E-2 Cement -1.0162524770599427E-2 -9.0137457996752046E-2 1.5050375196509093E-2 Concreto -0.12717194373886939 -0.10528426055045281 2.229457678261728E-2 Ready mix -0.12717194373886939 -0.10528426055045281 2.229457678261728E-2 Agregados -0.18422190174636596 -0.17838499291029317 1.6149834308856727E-2 Aggregates -0.18422190174636596 -0.17838499291029317 1.6149834308856727E-2 Precio (ML)1 9M15 vs. 9M14 3T15 vs. 3T14 3T15 vs. 2T15 Price (LC)1 9M15 vs. 9M14 3Q15 vs. 3Q14 3Q15 vs. 2Q15 Cemento 1.6769339773977762E-2 2.9063306155198684E-2 -1.0028214085130403E-2 Cement 1.6769339773977762E-2 2.9063306155198684E-2 -1.0028214085130403E-2 Concreto 1.0415319771973616E-2 3.0291915925896471E-3 -1.5751563691395947E-2 Ready mix 1.0415319771973616E-2 3.0291915925896471E-3 -1.5751563691395947E-2 Agregados 8.965641548285759E-2 7.6527672937854674E-2 -9.4560578463184983E-3 Aggregates 8.965641548285759E-2 7.6527672937854674E-2 -9.4560578463184983E-3 Validacion Ventas Netas 0 0 0 0 0 0 0 Flujo de Oper. 0 0 0 0 0 0 0 % ventas netas 0 0 #VALUE! 0 0 0 #VALUE! Volumen Cemento 0 0 0 Concreto 0 0 0 Agregados 0 0 0 Precio (ML) Cemento 0 0 0 Concreto 0 0 0 Agregados 0 0 0 Enero - Septiembre Tercer Trimestre January - September Third Quarter Millones de dólares US 2015 2014 % var % var comp. 2015 2014 % var % var comp. Millions of US dollars 2015 2014 % var l-t-l % var 2015 2014 % var l-t-l% var Ventas netas 7244.4138369786633 7736.5399084135834 -6.3610616278179669E-2 6.1697413430910009E-2 3838.7910335449842 4154.2218230796288 -7.5930174884307922E-2 5.4662785023319331E-2 Net sales 7244.4138369786633 7736.5399084135834 -6.3610616278179669E-2 6.1697413430910009E-2 3838.7910335449842 4154.2218230796288 -7.5930174884307922E-2 5.4662785023319331E-2 Flujo de operación 1314.3331382398801 1269.6823673117578 3.5166882739861495E-2 0.14136189772662333 743.50651817272387 737.12034623267118 8.663676118413453E-3 0.12628381256651272 Operating EBITDA 1314.3331382398801 1269.6823673117578 3.5166882739861495E-2 0.14136189772662333 743.50651817272387 737.12034623267118 8.663676118413453E-3 0.12628381256651272 % de ventas netas 0.18142711995978855 0.16411501554214986 1.7pp 0.19368246712979387 0.17743885079449739 1.7pp as % net sales 0.18142711995978855 0.16411501554214986 1.7pp 0.19368246712979387 0.17743885079449739 1.7pp Costo de ventas 4907.6657459213184 5423.7006139465402 9.5144423476894419E-2 2538.2453747344662 2822.9961880049818 0.10086829535244603 Cost of sales 4907.6657459213184 5423.7006139465402 9.5144423476894419E-2 2538.2453747344662 2822.9961880049818 0.10086829535244603 % de ventas netas 0.67744138537067577 0.7010499109619015 2.4pp 0.6612095715953803 0.67954873577555475 1.9pp as % net sales 0.67744138537067577 0.7010499109619015 2.4pp 0.6612095715953803 0.67954873577555475 1.9pp Gastos de operación 1502.9072968353496 1591.3020994889937 5.5548724960540023E-2 804.13764196064153 875.32610305628623 8.1327931209960846E-2 Operating expenses 1502.9072968353496 1591.3020994889937 5.5548724960540023E-2 804.13764196064153 875.32610305628623 8.1327931209960846E-2 % de ventas netas 0.20745740520286846 0.20568653665942224 (0.1pp) 0.20947679489030421 0.21070759827827032 0.2pp as % net sales 0.20745740520286846 0.20568653665942224 (0.1pp) 0.20947679489030421 0.21070759827827032 0.2pp Los pp se calculan a mano 1.7% 1.7000000000000028 1.6% 1.6999999999999993 Signos de las variaciones 2.4% -2.3999999999999915 1.8% -1.9000000000000057 Celdas d6, d8 y d10 - i6, i8, i10 -0.2% 9.9999999999997868E-2 .1% -0.20000000000000284 enero - sep (ejemplo d6) 0.1762760499854851 0.17807989264544932 -0.19999999999999901 flujo de operación 20.5 20.3 -0.19999999999999929 gastos de operación Validacion Ventas netas 0 0 0 0 0 0 0 0 0 Flujo de operación 0 0 0 0 0 0 0 0 0 % de ventas netas 0 0 #VALUE! 0 0 0 0 #VALUE! 0 Costo de ventas 0 0 0 0 0 0 0 0 0 % de ventas netas 0 0 #VALUE! 0 0 0 0 #VALUE! 0 Gastos de operación 0 0 0 0 0 0 0 0 0 % de ventas netas 0 0 #VALUE! 0 0 0 0 #VALUE! 0 *****Los pp se calculan a mano Millones de 9M15 9M14 % var % var comp. 3T15 3T14 % var % var comp. Millions of 9M15 9M14 % var l-t-l % var 3Q15 3Q14 % var l-t-l % var dólares US US dollars Ventas Netas 1875.5959690527718 1748.6227216758787 7.2613289192080335E-2 7.2613289192080335E-2 1008.0077589380496 957.10536710161148 5.3183686547057199E-2 5.3183686547057199E-2 Net Sales 1875.5959690527718 1748.6227216758787 7.2613289192080335E-2 7.2613289192080335E-2 1008.0077589380496 957.10536710161148 5.3183686547057199E-2 5.3183686547057199E-2 Flujo de Oper. 219.71777150050968 146.94316720074835 0.49525681041255476 0.49525681041255476 155.9307716408405 119.07962883798331 0.30946638952827032 0.30946638952827032 Op. EBITDA 219.71777150050968 146.94316720074835 0.49525681041255476 0.49525681041255476 155.9307716408405 119.07962883798331 0.30946638952827032 0.30946638952827032 % ventas netas 0.11714557672645952 8.4033659965% 3.3pp 0.15469203511401119 0.12441642574692736 3.1pp as % net sales 0.11714557672645952 8.4033659965% 3.3pp 0.15469203511401119 0.12441642574692736 3.1pp 3.3111916761% 3.2999999999999989 3.2756093671% 3.0999999999999996 Volumen 9M15 vs. 9M14 3T15 vs. 3T14 3T15 vs. 2T15 Volume 9M15 vs. 9M14 3Q15 vs. 3Q14 3Q15 vs. 2Q15 Cemento 1.0585394905980662E-2 3.7135688415922304E-2 8.5110453148386306E-2 Cement 1.0585394905980662E-2 3.7135688415922304E-2 8.5110453148386306E-2 Concreto 0.13371283086131391 0.1463243196598496 8.2204694218961136E-2 Ready mix 0.13371283086131391 0.1463243196598496 8.2204694218961136E-2 Agregados 5.6207384934765452E-2 0.10614407467385265 9.1998949104279651E-2 Aggregates 5.6207384934765452E-2 0.10614407467385265 9.1998949104279651E-2 Precio (ML) 9M15 vs. 9M14 3T15 vs. 3T14 3T15 vs. 2T15 Price (LC) 9M15 vs. 9M14 3Q15 vs. 3Q14 3Q15 vs. 2Q15 Cemento 7.3429351521194855E-2 6.4004195529207636E-2 -1.6327574018987761E-3 Cement 7.3429351521194855E-2 6.4004195529207636E-2 -1.6327574018987761E-3 Concreto 6.0960440086342611E-2 5.3517597785143464E-2 1.7304576276492213E-2 Ready mix 6.0960440086342611E-2 5.3517597785143464E-2 1.7304576276492213E-2 Agregados -1.1617329339339898E-3 -1.8444792113992605E-2 -1.3100455111838971E-2 Aggregates -1.1617329339339898E-3 -1.8444792113992605E-2 -1.3100455111838971E-2 Validacion Ventas Netas 0 0 0 0 0 0 0 Flujo de Oper. 0 0 0 0 0 0 0 % ventas netas 0 0 #VALUE! 0 0 0 #VALUE! Volumen Cemento 0 0 0 Concreto 0 0 0 Agregados 0 0 0 Precio (ML) Cemento 0 0 0 Concreto 0 0 0 Agregados 0 0 0 Cemento gris doméstico Concreto Agregados Domestic gray cement Ready mix Aggregates 9M15 vs. 9M14 9M15 vs. 9M14 9M15 vs. 9M14 9M15 vs. 9M14 9M15 vs. 9M14 9M15 vs. 9M14 Volumen Precios (USD) Precios Volumen Precios (USD) Precios Volumen Precios (USD) Precios Volumes Prices (USD) Prices Volumes Prices (USD) Prices Volumes Prices (USD) Prices (ML) (ML) (ML) (LC) (LC) (LC) México 3.8983641753964238E-2 -9.3299124159473473E-2 5.6154628066892767E-2 -1.1684109463155365E-2 -0.10559259041019226 5.3162828819335851E-2 -5.0564047473017834E-2 -9.9892930458353277E-2 7.7364580791179999E-2 Mexico 3.8983641753964238E-2 -9.3299124159473473E-2 5.6154628066892767E-2 -1.1684109463155365E-2 -0.10559259041019226 5.3162828819335851E-2 -5.0564047473017834E-2 -9.9892930458353277E-2 7.7364580791179999E-2 Estados Unidos 1.0585394905980662E-2 7.3429351521194855E-2 7.8731262807352473E-2 0.13371283086131391 6.0960440086342611E-2 6.0960440086342611E-2 5.6207384934765452E-2 -1.1617329339339898E-3 -1.1617329339339898E-3 U.S. 1.0585394905980662E-2 7.3429351521194855E-2 7.8731262807352473E-2 0.13371283086131391 6.0960440086342611E-2 6.0960440086342611E-2 5.6207384934765452E-2 -1.1617329339339898E-3 -1.1617329339339898E-3 Alemania 1 -0.47676213973180886 -0.12146213733873124 7.1055685261205717E-2 -0.46148664587120192 -0.16725597204040901 1.6495629000024013E-2 -0.60863988135727831 -0.14447174721175318 7.2326930086079363E-2 Germany 1 -0.47676213973180886 -0.12146213733873124 7.1055685261205717E-2 -0.46148664587120192 -0.16725597204040901 1.6495629000024013E-2 -0.60863988135727831 -0.14447174721175318 7.2326930086079363E-2 Polonia 0.19120848616908212 -0.21853838335318831 -8.0570468477982118E-2 0.26646555306726888 -0.16067946588626358 -5.725542571837966E-3 -6.67961144862457E-2 -9.2426086279228797E-2 0.15196115822124023 Poland 0.19120848616908212 -0.21853838335318831 -8.0570468477982118E-2 0.26646555306726888 -0.16067946588626358 -5.725542571837966E-3 -6.67961144862457E-2 -9.2426086279228797E-2 0.15196115822124023 Francia N/A N/A N/A -8.1192105405830745E-2 -0.19176365367467624 -9.1428130957039271E-3 -3.2270738791169158E-2 -0.18977305407834108 -6.409999500463226E-3 France N/A N/A N/A -8.1192105405830745E-2 -0.19176365367467624 -9.1428130957039271E-3 -3.2270738791169158E-2 -0.18977305407834108 -6.409999500463226E-3 Reino Unido 9.3860836967273487E-2 -4.3926515967053346E-2 3.9504611588031861E-2 -1.4300949027183289E-2 -2.224520234197418E-2 7.9794757571932273E-2 4.2380454341383531E-2 -2.4474244837417624E-2 6.8763914616242802E-2 UK 9.3860836967273487E-2 -4.3926515967053346E-2 3.9504611588031861E-2 -1.4300949027183289E-2 -2.224520234197418E-2 7.9794757571932273E-2 4.2380454341383531E-2 -2.4474244837417624E-2 6.8763914616242802E-2 España 2 0.32277310115014912 -0.14849654658134345 4.8827655359767179E-2 -0.17843195599060088 -5.8914374897312702E-2 0.16433963468798773 1.9220645988476752E-3 -0.20789600830339539 6.8962367162707832E-3 Spain 2 0.32277310115014912 -0.14849654658134345 4.8827655359767179E-2 -0.17843195599060088 -5.8914374897312702E-2 0.16433963468798773 1.9220645988476752E-3 -0.20789600830339539 6.8962367162707832E-3 Egipto -0.12871219338404574 -9.9099515399846294E-2 2.7065232863038403E-2 0.49951426401142723 5.2454756474634032E-2 0.18517680181407634 -0.15022355470035667 0.92268907511118836 0.93990779952217085 Egypt -0.12871219338404574 -9.9099515399846294E-2 2.7065232863038403E-2 0.49951426401142723 5.2454756474634032E-2 0.18517680181407634 -0.15022355470035667 0.92268907511118836 0.93990779952217085 Colombia -9.174663248999812E-2 -0.23783876236281051 6.0055956324664584E-3 -3.5174547324839907E-3 -0.2297746954981541 3.9666803482432109E-2 -2.5435257558311032E-2 -0.24350617312496525 1.0954628711471945E-2 Colombia -9.174663248999812E-2 -0.23783876236281051 6.0055956324664584E-3 -3.5174547324839907E-3 -0.2297746954981541 3.9666803482432109E-2 -2.5435257558311032E-2 -0.24350617312496525 1.0954628711471945E-2 Panamá -4.6269123670614906E-2 3.2050783850116969E-2 3.2050783850116969E-2 -7.7056335007708449E-2 -3.61488608980782E-2 -3.61488608980782E-2 6.1723294310264777E-2 3.2054599414918561E-2 3.2054599414918561E-2 Panama -4.6269123670614906E-2 3.2050783850116969E-2 3.2050783850116969E-2 -7.7056335007708449E-2 -3.61488608980782E-2 -3.61488608980782E-2 6.1723294310264777E-2 3.2054599414918561E-2 3.2054599414918561E-2 Costa Rica 0.11595253240745802 3.6692262273075434E-2 2.363029899570239E-2 0.14242903016829556 -3.0792542122950899E-2 -4.3064409577607758E-2 0.20213889520397194 -3.0357294156886741E-3 -1.6117767823796883E-2 Costa Rica 0.11595253240745802 3.6692262273075434E-2 2.363029899570239E-2 0.14242903016829556 -3.0792542122950899E-2 -4.3064409577607758E-2 0.20213889520397194 -3.0357294156886741E-3 -1.6117767823796883E-2 Filipinas 0.23447555535606657 3.9699133987485804E-3 2.2190483956179455E-2 N/A N/A N/A N/A N/A N/A Philippines 0.23447555535606657 3.9699133987485804E-3 2.2190483956179455E-2 N/A N/A N/A N/A N/A N/A ****Precio en USA son actual basis y los volumenes ya no son like-to-like Validacion México 0 0 0 0 0 0 0 0 0 Estados Unidos 0 0 0 0 0 0 0 0 0 España 0 0 0 0 0 0 0 0 0 Reino Unido 0 0 0 0 0 0 0 0 0 Francia 0 0 0 0 0 0 Alemania 0 0 0 0 0 0 0 0 0 Polonia 0 0 0 0 0 0 0 0 0 Colombia 0 0 0 0 0 0 0 0 0 Panamá 0 0 0 0 0 0 0 0 0 Costa Rica 0 0 0 0 0 0 0 0 0 Egipto 0 0 0 0 0 0 0 0 0 Filipinas 0 0 0 Enero - Septiembre Tercer Trimestre January - September Third Quarter Millones de dólares US 2015 2014 % var 2015 2014 % var Millions of US dollars 2015 2014 % var 2015 2014 % var Flujo de operación 2008.6239395289624 2037.0514380228135 -1.395521878497244E-2 692.31927546714883 766.94658836858002 -9.7304446011260856E-2 Operating EBITDA 2008.6239395289624 2037.0514380228135 -1.395521878497244E-2 692.31927546714883 766.94658836858002 -9.7304446011260856E-2 - Gasto financiero neto 884.64349904519395 1026.4742562737599 282.16484990958401 334.65428972809701 - Net Financial Expense 884.64349904519395 1026.4742562737599 282.16484990958401 334.65428972809701 - Inversiones en activo fijo de mantenimiento 304.98707453762398 297.51014554142898 110.137000343468 108.049715027435 - Maintenance Capex 304.98707453762398 297.51014554142898 110.137000343468 108.049715027435 - Inversiones en capital de trabajo 128.568931948629 381.38633855870501 -138.42940793115599 -69.835547084801405 - Change in Working Cap 128.568931948629 381.38633855870501 -138.42940793115599 -69.835547084801405 - Impuestos 452.28596707190098 483.181635264992 48.8378921118913 46.262524564358102 - Taxes Paid 452.28596707190098 483.181635264992 48.8378921118913 46.262524564358102 - Otros gastos -53.9778312576207 -107.904470939218 -46.799348581552103 -1.773706918429 - Other Cash Items (net) -53.9778312576207 -107.904470939218 -46.799348581552103 -1.773706918429 Flujo de efectivo libre después de inv AF mtto 292.11629818323513 -43.596466676854405 N/A 436.40828961491366 349.58931305192033 0.24834562534266927 Free Cash Flow after Maint. Capex 292.11629818323513 -43.596466676854405 N/A 436.40828961491366 349.58931305192033 0.24834562534266927 - Inversiones en activo fijo estratégicas 174.94298358137999 100.96568280578801 59.682523803508097 46.248775906179901 - Strategic Capex 174.94298358137999 100.96568280578801 59.682523803508097 46.248775906179901 Flujo de efectivo libre 117.17331460185514 -144.56214948264241 N/A 376.72576581140555 303.34053714574043 0.24192357986894142 Free Cash Flow 117.17331460185514 -144.56214948264241 N/A 376.72576581140555 303.34053714574043 0.24192357986894142 ****Validar los signos de las variaciones ****Si en alguno de los dos años existe un flujo negativo el % var es = N/A VALIDAR FORMULAS PARA 3Q13 HAY UN N/A Validacion Flujo de operación 0 0 0 0 0 0 0 - Gasto financiero neto 0 0 0 0 0 0 0 - Inversiones en activo fijo de mantenimiento 0 0 0 0 0 0 0 - Inversiones en capital de trabajo 0 0 0 0 0 0 0 - Impuestos 0 0 0 0 0 0 0 - Otros gastos 0 0 0 0 0 0 0 Flujo de efectivo libre después 0 0 #VALUE! 0 0 0 0 - Inversiones en activo fijo estratégicas 0 0 0 0 0 0 0 Flujo de efectivo libre 0 0 #VALUE! 0 0 0 0 0 0 0 0 0 0 0 3 Current year 2015 Last 2 digits 15 *****Los pp se calculan a mano Previous year 2014 Last 2 digits 14 Millones de 9M15 9M14 % var % var comp. 3T15 3T14 % var % var comp. Millions of 9M15 9M14 % var l-t-l % var 3Q15 3Q14 % var l-t-l % var dólares US US dollars Ventas Netas 1510.9371077092997 1551.3757069443514 -2.6066283656523914E-2 0.1352647212644946 745.48745451208811 815.71805785427932 -8.6096663750377916E-2 9.0060494354792089E-2 Net Sales 1510.9371077092997 1551.3757069443514 -2.6066283656523914E-2 0.1352647212644946 745.48745451208811 815.71805785427932 -8.6096663750377916E-2 9.0060494354792089E-2 Flujo de Oper. 517.67206782975529 497.12338452516781 4.133517743128251E-2 0.21074078491155471 256.044998321332 247.09188669097941 3.6233936088519263E-2 0.23793643632655559 Op. EBITDA 517.67206782975529 497.12338452516781 4.133517743128251E-2 0.21074078491155471 256.044998321332 247.09188669097941 3.6233936088519263E-2 0.23793643632655559 % ventas netas 0.34261655577086669 0.32044035645261004 2.3pp 0.34345983526833479 0.30291334648266444 4.0pp as % net sales 0.34261655577086669 0.32044035645261004 2.3pp 0.34345983526833479 0.30291334648266444 4.0pp 2.2176199318% 2.2999999999999972 ajustar pp 4.5464887857% 3.9999999999999964 ajustar pp -4.3000000000000043 Volumen 9M15 vs. 9M14 3T15 vs. 3T14 3T15 vs. 2T15 Volume 9M15 vs. 9M14 3Q15 vs. 3Q14 3Q15 vs. 2Q15 Cemento 3.8983641753964411E-2 -4.2148970612077098E-2 -7.6760641059625156E-2 Cement 3.8983641753964411E-2 -4.2148970612077098E-2 -7.6760641059625156E-2 Concreto -1.1684109463155134E-2 -0.1258555010037776 -0.11422812517756337 Ready mix -1.1684109463155134E-2 -0.1258555010037776 -0.11422812517756337 Agregados -5.0564047473017834E-2 -0.15883301035107469 -8.3293781776868747E-2 Aggregates -5.0564047473017834E-2 -0.15883301035107469 -8.3293781776868747E-2 Precio (ML) 9M15 vs. 9M14 3T15 vs. 3T14 3T15 vs. 2T15 Price (LC) 9M15 vs. 9M14 3Q15 vs. 3Q14 3Q15 vs. 2Q15 Cemento 8.218334067065633E-2 0.13924672058926618 6.7202723944524104E-2 Cement 8.218334067065633E-2 0.13924672058926618 6.7202723944524104E-2 Concreto 6.6348578821635557E-2 9.6738645973732232E-2 4.2341963737717932E-2 Ready mix 6.6348578821635557E-2 9.6738645973732232E-2 4.2341963737717932E-2 Agregados 7.2922763730225548E-2 6.7826187203202465E-2 1.5945021025174984E-2 Aggregates 7.2922763730225548E-2 6.7826187203202465E-2 1.5945021025174984E-2 Validación Ventas Netas 0 0 0 0 0 0 0 Flujo de Oper. 0 0 0 0 0 0 0 % ventas netas 0 0 #VALUE! 0 0 0 #VALUE! Volumen Cemento 0 0 0 Concreto 0 0 0 Agregados 0 0 0 Precio (ML) Cemento 0 0 0 Concreto 0 0 0 Agregados 0 0 0 Input 3M 3M15 3M14 1T 1T15 1T14 6M 6M15 6M14 2T 2T15 2T14 9M 9M15 9M14 3T 3T15 3T14 Yearly 2015 2014 4T 4T15 4T14 1Q 1Q15 1Q14 2Q 2Q15 2Q14 3Q 3Q15 3Q14 4Q 4Q15 4Q14 Millones de 9M15 9M14 % var % var comp. 3T15 3T14 % var % var comp. Millions of 9M15 9M14 % var l-t-l % var 3Q15 3Q14 % var l-t-l % var dólares US US dollars Ventas Netas 341.3440031950384 305.72900879319593 0.11649203502940572 0.13278036657671646 176.91238893237167 159.86727935697837 0.10662037687732286 0.13822664129228435 Net Sales 341.3440031950384 305.72900879319593 0.11649203502940572 0.13278036657671646 176.91238893237167 159.86727935697837 0.10662037687732286 0.13822664129228435 Flujo de Oper. 82.605278866815937 59.113961692806541 0.3973903372622038 0.39884222707239358 45.406614209579267 33.836041050322194 0.34196001660031372 0.36331637548695128 Op. EBITDA 82.605278866815937 59.113961692806541 0.3973903372622038 0.39884222707239358 45.406614209579267 33.836041050322194 0.34196001660031372 0.36331637548695128 % ventas netas 0.24200008816213661 0.19335411424040877 4.9pp 0.25666158533949174 0.21165082177177375 4.5pp as % net sales 0.24200008816213661 0.19335411424040877 4.9pp 0.25666158533949174 0.21165082177177375 4.5pp 4.8645973922% 4.8999999999999986 4.5010763568% 4.5 Volumen 9M15 vs. 9M14 3T15 vs. 3T14 3T15 vs. 2T15 Volume 9M15 vs. 9M14 3Q15 vs. 3Q14 3Q15 vs. 2Q15 Cemento 0.1705736007411508 0.16384234125967209 -6.1388238043276241E-2 Cement 0.1705736007411508 0.16384234125967209 -6.1388238043276241E-2 Concreto -5.8661103640900047E-2 6.8778867802428909E-3 1.2267462061044631E-3 Ready mix -5.8661103640900047E-2 6.8778867802428909E-3 1.2267462061044631E-3 Agregados -0.13722977203692815 0.38112817953828537 6.5309761443673661E-2 Aggregates -0.13722977203692815 0.38112817953828537 6.5309761443673661E-2 Precio (ML)1 9M15 vs. 9M14 3T15 vs. 3T14 3T15 vs. 2T15 Price (LC)1 9M15 vs. 9M14 3Q15 vs. 3Q14 3Q15 vs. 2Q15 Cemento 3.2206375238663987E-2 4.0304649987127912E-2 1.5721378719844262E-2 Cement 3.2206375238663987E-2 4.0304649987127912E-2 1.5721378719844262E-2 Concreto 1.7572258336373686E-2 1.0749564271322514E-2 2.3633642193547463E-3 Ready mix 1.7572258336373686E-2 1.0749564271322514E-2 2.3633642193547463E-3 Agregados -2.0423617866899099E-2 8.9799047768670801E-2 7.1601806330850754E-2 Aggregates -2.0423617866899099E-2 8.9799047768670801E-2 7.1601806330850754E-2 Validacion Ventas Netas 0 0 0 0 0 0 0 Flujo de Oper. 0 0 0 0 0 0 0 % ventas netas 0 0 #VALUE! 0 0 0 #VALUE! Volumen Cemento 0 0 0 Concreto 0 0 0 Agregados 0 0 0 Precio (ML) Cemento 0 0 0 Concreto 0 0 0 Agregados 0 0 0 Consolidated Leverage Ratio Applicable Margin > 5.50x 400 bps < 5.50x > 5.00 350 bps < 5.00x > 4.50 325 bps < 4.50x > 4.00 300 bps < 4.00x > 3.50 275 bps < 3.50x 250 bps

Consolidated debt maturity profile 372 3,304 432 1,450 2,467 1,575 Millions of US dollars 1,969 966 1,982 7 Avg. life of debt: 5.4 years Fixed Income Other bank / WC debt / Certificados Bursátiles Convertible Subordinated Notes2 Syndicated Bank Loan Facility Total debt excluding perpetual notes1 as of September 30, 2015 US$ 15,136 million 612 1 CEMEX has perpetual debentures totaling US$445 million 2 Convertible Subordinated Notes include only the debt component of US$1,463 million; total notional amount is about US$1,563 million (on May 27, US$304 million of 3.250% Convertible Subordinated Notes due 2016 were converted and US$321 million were exchanged for newly issued 3.720% Convertible Subordinated Notes due 2020)

2015 Outlook

We expect low-single-digit increases in consolidated volumes for cement, low to mid-single-digit increases in ready mix, and flat volumes for aggregates Regarding cost of energy, on a per ton of cement produced basis, a mid-single-digit decline from last year’s level is expected Total capital expenditures expected to be about US$800 million, US$500 million in maintenance capex and US$300 million in strategic capex We expect working capital investment during the year to be about US$50 million We expect cash taxes to reach about US$500 million We expect a reduction in our cost of debt of US$150 million, including our perpetual and convertible securities 2015 guidance

2015 plan to bolster our road to investment grade

	Initiatives	Targets announced in February 2015	Progress as of 3Q15
In 2015	Cost and expense reductions	$150 million	~ 75%
	FCF initiatives	US$250 million	WC: on track Int exp: US$142 million
	Total debt reduction	US$0.5 – 1.0 billion	US$710 million
2015 & beyond	Asset divestments	US$1.0 – 1.5 billion	~ US$620 million

23

Appendix

Additional information on debt and perpetual notes Interest rate Fixed 74% Variable 26% Currency denomination U.S. dollar 83% Euro 16% 1 Includes convertible notes and capital leases, in accordance with IFRS 2 Consolidated Funded Debt as of September 30, 2015 was US$14,035 million, in accordance with our contractual obligations under the syndicated bank loan facility 3 EBITDA calculated in accordance with IFRS 4 Interest expense in accordance with our contractual obligations under the syndicated bank loan facility Mexican peso 1% Second Quarter 2015 2014 % Var. 2015 Total debt 1 15,136 16,479 (8%) 15,474 Short-term 2% 6% 3% Long-term 98% 94% 97% Perpetual notes 445 470 (5%) 460 Cash and cash equivalents 457 995 (54%) 492 Net debt plus perpetual notes 15,124 15,954 (5%) 15,442 Consolidated Funded Debt 2 / EBITDA 3 5.18 5.37 5.14 Interest coverage 3 4 2.59 2.21 2.55 Third Quarter Millions of US dollars

Additional information on debt and perpetual notes 1 Includes convertible notes and capital leases, in accordance with IFRS Total debt1 by instrument 68% 10% 21%

9M15 volume and price summary: Selected countries 1 On a pro-forma basis adjusting for the transactions with Holcim closed at the beginning of 1Q15, cement, ready-mix, and aggregates volumes increased by 5% and declined by 1% and 5%, respectively, year to date. 2 On a pro-forma basis adjusting for the transactions with Holcim closed at the beginning of 1Q15, cement volumes declined by 9%, year to date. Prices Prices Prices (LC) (LC) (LC) Mexico 4% (9%) 8% (1%) (11%) 7% (5%) (10%) 7% U.S. 1% 7% 7% 13% 6% 6% 6% (0%) (0%) Germany 1 (48%) (12%) 7% (46%) (17%) 1% (61%) (14%) 4% Poland 19% (22%) (6%) 27% (16%) 2% (7%) (9%) 9% France N/A N/A N/A (8%) (19%) (1%) (3%) (19%) (1%) UK 9% (4%) 4% (1%) (2%) 6% 4% (2%) 6% Spain 2 32% (15%) 4% (18%) (6%) 15% 0% (21%) (4%) Egypt (13%) (10%) (2%) 50% 5% 14% (15%) 92% 107% Colombia (9%) (24%) 5% (0%) (23%) 5% (3%) (24%) 3% Panama (5%) 3% 3% (8%) (4%) (4%) 6% 3% 3% Costa Rica 12% 4% 2% 14% (3%) (4%) 20% (0%) (2%) Philippines 23% 0% 2% N/A N/A N/A N/A N/A N/A Aggregates 9M15 vs. 9M14 Domestic gray cement 9M15 vs. 9M14 Ready mix 9M15 vs. 9M14 Prices (USD) Volumes Prices (USD) Volumes Prices (USD) Volumes

3Q15 volume and price summary: Selected countries 1 On a pro-forma basis adjusting for the transactions with Holcim closed at the beginning of 1Q15, cement, ready-mix, and aggregates volumes decreased by 1%, and increased by 2% and 1%, respectively, on a year-over-year basis. 2 On a pro-forma basis adjusting for the transactions with Holcim closed at the beginning of 1Q15, cement volumes declined by 13%, on a year-over-year basis. Prices Prices Prices (LC) (LC) (LC) Mexico (4%) (9%) 14% (13%) (12%) 10% (16%) (15%) 7% U.S. 4% 6% 6% 15% 5% 5% 11% (2%) (2%) Germany 1 (49%) (10%) 6% (43%) (15%) 1% (58%) (16%) (1%) Poland (2%) (18%) (3%) 29% (11%) 5% (8%) (13%) 3% France N/A N/A N/A (3%) (18%) (3%) (0%) (17%) (3%) UK 3% (3%) 5% (1%) (4%) 4% 5% (2%) 5% Spain 2 32% (14%) 2% (18%) (6%) 11% (3%) (25%) (11%) Egypt (2%) (20%) (12%) 40% (3%) 5% (44%) 94% 112% Colombia (6%) (28%) 12% (8%) (31%) 7% (11%) (31%) 8% Panama (23%) 7% 7% (20%) (5%) (5%) (1%) 4% 4% Costa Rica 14% 0% (0%) 12% (4%) (5%) (8%) (2%) (3%) Philippines 25% (3%) 3% N/A N/A N/A N/A N/A N/A 3Q15 vs. 3Q14 Domestic gray cement 3Q15 vs. 3Q14 Prices (USD) Volumes Ready mix Volumes Prices (USD) Volumes Prices (USD) Aggregates 3Q15 vs. 3Q14

2015 expected outlook: Selected countries 1 On a like-to-like basis for the ongoing operations Domestic gray cement Ready mix Aggregates Volumes Volumes Volumes Consolidated 1 low-single-digit growth low to mid-single- digit growth flat Mexico mid-single-digit growth low-single-digit growth flat United States low-single-digit growth low-teens growth mid-single-digit growth Germany 1 2% 0% (1%) Poland 10% 10% (5%) France N/A (5%) (5%) UK 6% (1%) 4% Spain 1 mid-single-digit decline (22%) (7%) Egypt (9%) 52% (4%) Colombia mid-single-digit decline flat flat to slightly negative Panama low-single-digit decline low-single-digit decline high-single-digit growth Costa Rica high-single-digit growth low-teens growth low-teens growth Philippines 20% N/A N/A

Definitions 9M15 / 9M14: Results for the first nine months of the years 2015 and 2014, respectively. Cement: When providing cement volume variations, refers to domestic gray cement operations (starting in 2Q10, the base for reported cement volumes changed from total domestic cement including clinker to domestic gray cement) LC: Local currency Like-to-like percentage variation (l-t-l % var): Percentage variations adjusted for investments/divestments and currency fluctuations Maintenance capital expenditures: Investments incurred for the purpose of ensuring the company’s operational continuity. These include capital expenditures on projects required to replace obsolete assets or maintain current operational levels, and mandatory capital expenditures, which are projects required to comply with governmental regulations or company policies Operating EBITDA: Operating earnings before other expenses, net plus depreciation and operating amortization pp: Percentage points Prices: All references to pricing initiatives, price increases or decreases, refer to our prices for our products Strategic capital expenditures: Investments incurred with the purpose of increasing the company’s profitability. These include capital expenditures on projects designed to increase profitability by expanding capacity, and margin improvement capital expenditures, which are projects designed to increase profitability by reducing costs

Contact information Stock Information NYSE (ADS): CX Mexican Stock Exchange: CEMEXCPO Ratio of CEMEXCPO to CX:10 to 1 Investor Relations In the United States +1 877 7CX NYSE In Mexico +52 81 8888 4292 ir@cemex.com